UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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1st Constitution Bancorp
(Name of Registrant as Specified In Its Charter)

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1ST CONSTITUTION BANCORP
P.O. Box 634
2650 Route 130 North
Cranbury, New Jersey 08512

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 23, 2013

To Our Shareholders:

The 2013 Annual Meeting of Shareholders of 1st Constitution Bancorp will be held on Thursday, May 23, 2012 at 3:00 p.m. Eastern Time at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

1.	The election of two directors to the Company’s Board of Directors;

2.	The adoption of the 1st Constitution Bancorp 2013 Equity Incentive Plan;

3.	The approval of the compensation of our named executive officers on an advisory (non-binding) basis;

4.	The frequency of the advisory vote to approve the compensation of our named executive officers on an advisory (non-binding) basis;

5.	The ratification of the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm for the 2013 fiscal year; and

6.	The conduct of other business if properly raised.

Shareholders of record at the close of business on April 2, 2013 are entitled to notice of, and to vote at, the Annual Meeting.  Whether or not you contemplate attending the Annual Meeting, we suggest that you promptly execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company.

The Board of Directors of the Company believes that the election of the nominees and the proposals being submitted to the shareholders are in the best interest of the Company and its shareholders and urges you to vote in favor of the nominees and the proposals.

Important notice regarding the availability of proxy materials for the 2013 Annual Meeting of Shareholders: The Proxy Statement for the 2013 Annual Meeting of Shareholders and 2012 Annual Report to Shareholders are available at: http://www.cfpproxy.com/4584.

By Order of the Board of Directors ROBERT F. MANGANO President and Chief Executive Officer
Cranbury, New Jersey
April 12, 2013

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, please vote your proxy as promptly as possible, whether or not you plan to attend the Annual Meeting.  The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A stamped self-addressed envelope is enclosed for your convenience.

1ST CONSTITUTION BANCORP
P.O. Box 634
2650 Route 130 North
Cranbury, New Jersey 08512

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 23, 2013

GENERAL PROXY STATEMENT INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of 1st Constitution Bancorp (the “Company”), for use at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 23, 2013, at 3:00 p.m. Eastern Time, at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey.

The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about April 12, 2013.

The Company’s principal executive office is P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512.  1st Constitution Bank is a wholly-owned subsidiary of the Company and is sometimes referred to as the “Bank.”

Outstanding Securities and Voting Rights and Procedures

The Board of Directors fixed the close of business of the Company (5:00 p.m. Eastern Time) on April 2, 2013 as the record date and time for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.  Only shareholders of record as of that date and hour will be entitled to notice of, and to vote at, the Annual Meeting.

On the record date, there were 5,992,398 shares of common stock of the Company outstanding and eligible to be voted at the Annual Meeting. Each share is entitled to one vote on each matter properly brought before the Annual Meeting.  Other than Company common stock, there are no other outstanding securities of the Company entitled to vote at the Annual Meeting.

If the enclosed proxy card is properly signed by a shareholder and is not revoked, the shares represented thereby will be voted at the Annual Meeting in the manner specified on the proxy. However, if a proxy solicited by the Board of Directors does not specify how it is to be voted, it will be voted as the Board recommends, that is, (a) “FOR” the election of the two nominees for director named in this proxy statement; (b) “FOR” the adoption of the 1st Constitution Bancorp 2013 Equity Incentive Plan; (c) “FOR” the approval (on an advisory basis) of the compensation of our named executive officers; (d) “1 YEAR” for the frequency (on an advisory basis) of future advisory votes on executive compensation; (e) “FOR” the ratification of the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm for the 2013 fiscal year; and (f) in connection with the conduct of other business, if properly raised, in accordance with the judgment of the person or persons voting the proxy. If, for any reason, either nominee for director is unable or unavailable to serve or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced.

If any other matters are properly presented at the Annual Meeting for consideration, such as consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote, unless the shareholder otherwise specifies in the proxy.  At the date of this proxy statement, we do not anticipate that any other matters will be raised at the Annual Meeting.

Required Vote

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

Certain proposals, such as the ratification of the appointment of auditors, are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” proposals, such as the election of directors, the proposal to adopt the 1st Constitution Bancorp 2013 Equity Incentive Plan, the advisory vote to approve the compensation of our named executive officers and the advisory vote regarding the frequency of future advisory votes on executive compensation, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect a director. An abstention or a broker non-vote will have no effect on the outcome of the vote on the election of a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to adopt the 1st Constitution Bancorp 2013 Equity Incentive Plan, approve the compensation of our named executive officers and ratify the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm for the 2013 fiscal year. For the proposal regarding the frequency of future advisory votes on executive compensation, the choice receiving the highest number of votes cast will be considered by the Board as the expected preference of shareholders. The vote for the approval of the compensation of our named executive officers and the vote for the frequency of future advisory votes on executive compensation is on an advisory basis and is therefore non-binding. For these last four proposals, abstentions and broker non-votes will not be counted as votes and, accordingly, will have no effect on the outcome of the vote.

Election inspectors appointed for the Annual Meeting will tabulate the votes cast by proxy or in person at the meeting. The election inspectors will determine whether or not a quorum is present. Votes will NOT be considered cast if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, if directions are given in a written proxy to withhold votes, or if the votes are withheld by a broker.

Revocability of Proxies

Any shareholder giving a proxy has the right to attend and vote at the Annual Meeting in person. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the Annual Meeting. If you submit a proxy and then wish to change your vote, you will need to revoke the proxy that you have submitted. You can revoke your proxy at any time before it is exercised by voting in person at the Annual Meeting or by delivery of a properly executed, later-dated proxy or a written revocation of your proxy. A later-dated proxy or written revocation must be received before the meeting by the Corporate Secretary of the Company, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, or it must be delivered to the Corporate Secretary at the Annual Meeting before proxies are voted.

Multiple Copies of Annual Report and Proxy Statement

When more than one holder of Company common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders.  Similarly, brokers and other intermediaries holding shares of Company common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

We will deliver promptly, upon written or oral request, a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name,” at a shared address to which a single copy of either of those documents was delivered.  You may make such a request in writing to Joseph M. Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, or by calling Mr. Reardon at (609) 655-4500. This proxy statement and the annual report are available at: http://www.cfpproxy.com/4584.

You may also contact Mr. Reardon at the address or telephone number above if you are a shareholder of record of the Company and you wish to receive a separate annual report or proxy statement, as applicable, in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

Solicitation of Proxies

This proxy solicitation is being made by the Board. The cost of the solicitation will be borne by the Company.  In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile, email, or other electronic means by officers, directors and employees of the Company.  We will not specially compensate those persons for such solicitation activities.  Although we do not expect to do so, we may retain a proxy-soliciting firm to assist us in soliciting proxies.  If so, we would pay the proxy-soliciting firm a fee and reimburse it for certain out-of-pocket expenses. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

Smaller Reporting Company

The Company has elected to prepare this proxy statement and other annual and periodic reports as a “smaller reporting company” consistent with rules of the Securities and Exchange Commission.

ITEM 1 - ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three separate classes of directors, designated as Class I, Class II, and Class III.  The directors in Class I are serving a three-year term which expires in 2015; the directors in Class II are serving a three-year term which expires in 2013; and the directors in Class III are serving a three-year term which expires in 2014, and in each case until their successors are duly elected and qualified.  At each annual meeting, one class of directors will be elected for terms of three years to succeed those directors in the class whose terms then expire.

The Company’s certificate of incorporation requires each class of directors to consist as nearly as possible of one-third of the authorized number of directors.  In the event that a nominee stands for election as a director at an annual meeting as a result of an increase by the Board of Directors of the authorized number of directors and such nominee is to serve in a class of directors whose term is not expiring at such annual meeting, the nominee, if elected, may stand for an initial term expiring concurrent with the expiration of the term of the directors in the class to which such nominee is elected as a director.

The director nominees for election at the Annual Meeting are the two nominees for election as Class II directors, William M. Rue and Frank E. Walsh, III, who, if elected, will serve a three-year term expiring in 2016 and until their successors are duly elected and qualified.

The number of nominees was determined by the Board of Directors pursuant to the Company’s by-laws.  If, for any reason, either nominee for director is unable or unavailable to serve or for good cause will not serve, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced.  The Board believes that the named nominees are available, and, if elected, will be able to serve.

DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth (i) the name, age and class of the nominees for election to director, the names, ages and classes of the directors whose terms extend beyond 2013 and the name and age of the executive officer of the Company who does not also serve as director of the Company, (ii) the other positions and offices presently held by such persons with the Company, if any, (iii) the period during which such persons have served on the Board of Directors, if applicable, (iv) the expiration of each director’s term as director and (v) the principal occupations and employment of such persons during the past five years. Additional biographical information for each person follows the tables.

NOMINEES FOR ELECTION AT 2013 ANNUAL MEETING

Name and Position with the Company, if any	Age	Class	Director Since	Expiration of Term	Principal Occupation

William M. Rue, Director and Corporate Secretary	65	II	1999	2013	Chairman, Charles E. Rue & Son, Inc./Trenton, New Jersey

Frank E. Walsh, III, Director	47	II	1999	2013	Vice President, Jupiter Capital Management Partners, LLC/Morristown, New Jersey

Set forth below are the names of, and certain biographical information regarding, the director nominees.

William M. Rue has served as Chairman of Charles E. Rue & Son, Inc., an insurance agency which has its principal office in Trenton, New Jersey, since February 2013, and prior served as President since 1985 to 2012. Mr. Rue is President of The Rue Foundation, a nonprofit corporation, and is a partner at Rue Brothers, Ltd. Mr. Rue also served as Chairman of Rue Financial Services, Inc., a financial services provider, from 2002 to 2012. Mr. Rue has been a Chartered Property Casualty Underwriter since 1972 and an Associate in Risk Management since 1994. Mr. Rue serves as a director for each of the following organizations: Selective Insurance Group, Inc. (a Nasdaq Global Select Market listed company), Robert Wood Johnson University Hospital Corporation, Robert Wood Johnson University Hospital at Hamilton, The Rue Foundation, and Charles E. Rue & Son, Inc. Mr. Rue is also a Certified Insurance Counselor.

Mr. Rue is qualified to serve on our Board of Directors and brings valuable insight to our Board of Directors as a result of his broad range of business skills and his insurance and financial literacy and expertise. Mr. Rue honed these skills and expertise during his long and successful business career, in which he served as president of an insurance company and president of a financial services provider, as well as his service on non-profit boards of directors.

Frank E. Walsh, III has been a Vice President of Morristown, NJ Jupiter Capital Management Partners, LLC since 1990.  Jupiter and its affiliates invest in a wide variety of public and private securities on behalf of their clients.  Mr. Walsh was a founding partner of WR Capital Partners, LLC.  WR is a private equity investment partnership and a successor to Wesray Capital, which Mr. Walsh joined in 1990.  Prior to joining Wesray, Mr. Walsh was an analyst at Kidder, Peabody, Inc. in New York City.  Mr. Walsh serves as a director of Galvin Flying Services, Inc., a Seattle, WA based aviation services company.  In addition, he serves as a director and audit committee member for World Point Holdings, which operates petroleum storage facilities primarily in North America.

Mr. Walsh is qualified to serve on our Board of Directors because of his business skills and experience, executive leadership expertise and investment acumen developed during his long career at Jupiter Capital Management Partners, LLC and WR Capital Partners, LLC, and his service on other boards.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE 2013 ANNUAL MEETING

Name and Position with the Company, if any	Age	Class	Director Since	Expiration of Term	Principal Occupation

Charles S. Crow, III, Chairman of the Board	63	I	1999	2015	Attorney, Crow & Associates, Princeton, New Jersey

David C. Reed, Director	62	I	2004	2015	CEO, Mapleton Nurseries/ Kingston, New Jersey and Managing Director, Reed & Company/Princeton, New Jersey

John P. Costas, Director	56	III	2011	2014	Chairman of PrinceRidge LLC

Robert F. Mangano, Director, President and Chief Executive Officer	67	III	1999	2014	President and Chief Executive Officer, 1st Constitution Bank/Cranbury, New Jersey

Set forth below are the names of, and certain biographical information regarding, the directors of the Company whose terms extend beyond the 2013 Annual Meeting.

Charles S. Crow, III has served as the Chairman of the Board of the Company and of the Bank since March 2005.  From February 2000 until May 2005, Mr. Crow served as corporate secretary of the Company. Mr. Crow is a partner in the law firm of Crow & Associates in Princeton, New Jersey. From January 1, 1992 to November 30, 1998, Mr. Crow was a partner in the law firm of Crow & Tartanella in Somerset, New Jersey.   Mr. Crow serves as a director and member of the audit committee of each of Arden-Sage Triton Fund, L.L.C. and Arden-Sage Multi-Strategy Fund, L.L.C. (formerly Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy Fund, L.L.C.), each of which is a closed-end, non-diversified, management investment company that is registered under the Investment Company Act of 1940, as amended.  Mr. Crow is also a director of Otus Fund Ltd., Siena Partners, Ltd., Blenheim Commodity Fund, Ltd., Blenheim Global Markets Fund, Ltd., Perennial Investors, Ltd., Tenor Opportunity Fund Ltd. and Investor Analytics LLC.  Investor Analytics provides risk analytics to portfolio managers, investors and others through the use of advanced mathematical tools and methodologies.  The other companies mentioned are open-ended fund companies invested in traditional and alternative investments.

Mr. Crow is qualified to serve on our Board of Directors because of his education, his business skills and expertise, and his extensive legal knowledge, acquired through the years from private legal practice as well as service on other boards.

David C. Reed is a Certified Public Accountant with senior executive experience. Mr. Reed has been the Chief Executive Officer, principal owner, and co-founder of Mapleton Nurseries, a wholesale nursery specializing in container-grown native and ornamental trees and shrubs in Kingston, New Jersey since 1998, and has served as Managing Director of Reed & Company, a privately held wealth management and consulting firm in Princeton, New Jersey since 1995.  Since 2005, Mr. Reed has served as director and chair of the audit committee of Arden-Sage Triton Fund, L.L.C. and Arden-Sage Multi-Strategy Fund, L.L.C. (formerly Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy Fund, L.L.C.), each of which is a closed-end, non-diversified, management investment company that is registered under the Investment Company Act of 1940, as amended. Since October 2012, Mr. Reed has served as director and chair of the audit committee of Arden Alternative Strategies Fund, which is the single series comprising the Arden Investment Series Trust, an open-end management investment company that is registered under the Investment Company Act of 1940, as amended.

Mr. Reed is qualified to serve on our Board of Directors because of his accounting skills and his extensive experience with policy development and implementation, establishment and management of international operations, financial and tax planning, risk management, and systems analysis and development.  These skills and expertise are the result of his training in accounting, his work experience in which he serves as chief executive officer and his service on other boards.

John P. Costas is the Managing Member of Costas Holdings, LLC, a private equity firm, since July 2012.  Mr. Costas was Chairman of PrinceRidge LLC, a financial services firm, from 2009 to July 2012. Mr. Costas was with UBS, a financial services firm, from 1996 to 2007. During his tenure at UBS, Mr. Costas held various positions including Deputy CEO of UBS A.G., Chairman and CEO of the UBS Investment Bank and Chairman and CEO of Dillon Read Capital Management LLC.  Mr. Costas was a member of the UBS Group Executive Management Committee from 2001 to 2005. Prior to joining UBS, Mr. Costas was with CS First Boston Corporation from 1981 to 1996. While at CS First Boston Corporation, Mr. Costas held several positions including Co-Global Head of the Fixed Income Division. Mr. Costas has a B.A. from the University of Delaware and an MBA from the Tuck School at Dartmouth College. Mr. Costas serves as a director of DB Brown and Co. and the A Better Chance National Board. Additionally, Mr. Costas is a member of the Tuck School Board of Overseers.

Mr. Costas is qualified to serve on our Board of Directors because of his decades of experience in the financial industry.  Mr. Costas brings extensive financial experience to the Board as chief executive officer with two different financial services companies and his prior affiliation with UBS where he had broad banking and credit management responsibilities.

Robert F. Mangano is the President and Chief Executive Officer of the Company and of the Bank. Prior to joining the Bank in 1996, Mr. Mangano was President and Chief Executive Officer of Urban National Bank, a community bank in the northern part of New Jersey for a period of three years and a Senior Vice President of another bank for one year. Prior to such time, Mr. Mangano held a senior position with Midlantic Corporation for 21 years. Mr. Mangano is Treasurer of the Englewood Hospital Medical Center and serves as Trustee of the Board of Englewood Hospital Medical Center, as well as being Chairman of the Finance Committee and the Compensation Committee.

Mr. Mangano is qualified to serve on our Board of Directors because of his business skills and experience, his extensive knowledge of financial and operational matters acquired from a long and illustrious career working for several banks in increasingly senior roles and leadership positions, and his deep understanding of the Company’s and the Bank’s people and products that he has acquired in over 14 years of service.

Directors

No director of the Company other than Messrs. Crow, Reed and Rue is also currently a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940.

Each of the above directors of the Company also serves as a director of the Bank.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Name and Position with the Company	Age	Principal Occupation

Joseph M. Reardon, Senior Vice President and Treasurer	60	Senior Vice President and Treasurer 1st Constitution Bank/Cranbury, New Jersey

Set forth below is the name of, and certain biographical information regarding, an executive officer of the Company who does not serve as a director of the Company.

Joseph M. Reardon is the Senior Vice President and Treasurer of the Company and the Bank. Prior to joining the Bank in May 2000, Mr. Reardon held financial executive positions with a number of firms including, most recently, 13 years with B.M.J. Financial Corp., a bank holding company, until April 1997.  Mr. Reardon briefly retired from April 1997 to April 1998. Mr. Reardon came out of retirement to serve as Chief Financial Officer of the New Jersey State Aquarium at Camden, a position held by Mr. Reardon until April 2000.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

ITEM 2 – THE ADOPTION OF THE 1ST CONSTITUTION BANCORP 2013 EQUITY INCENTIVE PLAN

General

The Board has approved for submission to the Company’s shareholders the 1st Constitution Bancorp 2013 Equity Incentive Plan (the “Plan”). The Plan provides that the Committee (as defined below) may grant participants stock options (“Options”), restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”) or such other awards as the Committee may determine. The number of shares of common stock to be reserved and available for awards under the Plan will be 369,000. As of the close of business on April 2, 2013, the value of the 369,000 shares of common stock to be reserved and available for awards under the Plan was $3,247,200 (based on the closing price of the common stock of the Company on such date of $8.80 per share) .

If the Company’s shareholders approve the Plan, (i) the Committee shall discontinue granting awards under the Company’s 2005 Equity Incentive Plan (the “2005 Plan”); (ii) no shares that  currently remain available for future grant under the 2005 Plan will be added to the number of shares available for grant under the Plan; and (iii) none of the shares that may be returned to the 2005 Plan in accordance with its provisions will be added to the number of shares available for grant under the Plan.

If the Company’s shareholders fail to approve the Plan, the Company intends to continue to utilize the shares remaining available for future grants under the 2005 Plan in accordance with the terms of that plan.

Description of the Plan

The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A.

Purposes. The purposes of the Plan are to aid the Company in attracting, retaining, motivating and rewarding employees and other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions, to reward achievement of Company goals, and to promote the creation of long-term value for shareholders by closely aligning the interests of participants with those of shareholders.

Types of Awards. The Plan provides that the Company may grant participants Options, restricted stock, RSUs, SARs or such other awards as the Committee may determine. Options awarded under the Plan may either be options that qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not, or cease to, qualify as ISOs under the Code (“nonqualified stock options” or “NQSOs”).

Eligibility. Awards may be granted under the Plan to employees of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with the Company or a subsidiary or affiliate. Non-employee directors shall not be eligible to participate in the Plan. As of December 31, 2012, the Company had two employees, and the Bank had 150 employees.

Administration. The Plan will be administered by a committee of two or more directors selected by the Board, who are “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code), and (iii) “independent” within the meaning of Nasdaq Listing Rules applicable to the Company. (the “Committee”). The Committee shall have full and final authority to select participants, to grant awards, to determine the type and number of awards, to establish the terms, conditions, restrictions and other provisions of awards, to cancel or suspend awards, to prescribe documents evidencing or setting terms of awards, amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto, to construe and interpret the Plan and award documents and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee shall be final, conclusive, and binding upon all persons interested in the Plan.

Shares Available; Adjustments. A total of 369,000 shares have been reserved and, if the Plan is approved at the annual meeting, will be available for delivery in connection with awards under the Plan; however, the total number of shares which may be issued and delivered in connection with awards that are granted as ISOs is limited to 200,000. Shares delivered under the Plan shall be authorized and unissued shares, or treasury shares, or partly out of each, as shall be determined by the Board. Shares subject to an award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the participant will again be available for awards, but with respect to shares reserved and available for ISOs, only to the extent consistent with applicable regulations relating to ISOs under the Code.

In the event that the Company changes the number of issued common stock without new consideration to the Company (including, but not limited to, through any large, special and non-recurring dividend or other distribution, recapitalization, forward or reverse split, stock dividend, reorganization, merger, or other similar corporate transaction or event affects the common stock such that an adjustment is determined by the Committee to be appropriate under the Plan), then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number of shares that may be issued under the Plan, (ii) the number and kind of shares which may be delivered in connection with awards granted thereafter, (iii) the annual per person award limitations described below, (iv) the number of shares available for grant as ISOs (v) the number and kind of shares subject to or deliverable in respect of outstanding awards, and (vi) the exercise or purchase price relating to any outstanding Option, SAR, or other award under the Plan. The Committee intends to make this adjustment for future annual stock dividends issued to holders of the Company’s common stock. The Company has historically issued annual stock dividends to holders of its common stock.

Per-Person Award Limitations. Participants are limited in any year to awards under the Plan relating to no more than 100,000 shares per type of award (that is, Options, restricted stock, and other awards).

Burn Rate Commitment. Over the period covering the next three fiscal years (fiscal years 2013, 2014 and 2015), we commit to cap our average burn rate at 2.28%. In calculating our compliance with this maximum burn rate commitment, we define “burn rate” as the number of shares subject to stock awards granted in a fiscal year divided by the weighted average number of shares of our common stock outstanding (basic) during our fiscal year. For purposes of calculating the number of awards granted in each of the next three fiscal years, (i) awards of Options and SARs will count as one share, and (ii) awards of restricted stock, RSUs or other full value awards will count as 2.0 shares.

Compliance with Section 162(m) of the Code. Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation in excess of $1,000,000 paid to the CEO and certain highly compensated officers during any taxable year, unless such compensation is performance-based and meets certain requirements. It is the intent of the Company that Options and SARs granted to such highly compensated officers shall constitute qualified “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an award.

Terms of Stock Options. The exercise price per share purchasable under either an ISO or a NQSO shall not be less than the fair market value of a share of stock on the date of grant of the Option. The Committee shall determine the term of each Option, provided, that no Option may have a term in excess of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, stock, other awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property, and the methods by or forms in which stock will be delivered or deemed to be delivered in satisfaction of Options.

Terms of Restricted Stock and RSUs. Restricted stock is stock which is subject to certain restrictions and to a risk of forfeiture. An RSU is a contract right under which the participant is entitled to receive a share of stock if certain restrictions and conditions are satisfied.  The Committee will determine the period over which the restricted stock and RSUs will vest, and will impose such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may in its discretion determine. Delivery of stock (or cash equivalent) in connection with the lapse of restrictions with respect to RSUs shall occur at such times as the Committee shall determine. Unless restricted by the Committee, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon. In the case of RSUs, no shares of stock shall be issued at the time an award is made, and the Committee shall determine whether such RSU award will be credited with dividends paid on shares of the Company’s common stock during the applicable restricted period.

Terms of SARs. The Committee may grant SARs in tandem with an Option or on a freestanding basis. Upon exercise of a SAR, the participant will be entitled to payment of the positive difference in value between the exercise price and the fair market value of share of stock on the date of exercise. The exercise price will be at least equal to fair market value of a share of stock as of the date of grant. The Committee shall determine the term of each SAR, provided that no SAR may have a term in excess of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which a SAR may be exercised in whole or in part, the methods by which the SAR may be settled, including, without limitation, cash or stock, and all other terms and conditions of the SAR.

Other Awards. The Committee is authorized to grant such other awards to participants as the Committee in its discretion may determine (an “Other Award”); provided, however, such other awards shall comply with applicable federal and state securities laws, the Code and Nasdaq Listing Rules applicable to the Company.  The Committee shall determine the terms, conditions, restrictions and other provisions of such other awards

Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award (including pursuant to any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act), a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

Compliance with Legal and Other Requirements; New Plan Benefits. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. Awards are subject to the discretion of the Board and therefore amounts which would have been received by the eligible participants if the Plan had been in place for fiscal year 2012, or such amounts which may be granted in the future, are not determinable. Awards granted to our named executive officers during fiscal 2012 are set forth in the Outstanding Equity Awards at 2012 Fiscal Year End table above. As of April 2, 2013, the Committee has granted in 2013 restricted stock awards in the amount of 19,633 shares and Options to acquire 25,305 shares under the 2005 Plan.

Amendment, Modification and Termination of the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant awards under the Plan without the consent of shareholders or participants. Any amendment to the Plan shall be submitted to the Company’s shareholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the stock may then be listed or quoted. Without the consent of an affected participant, no Board action may materially and adversely affect the rights of such participant under any outstanding award, unless such action is deemed necessary in order to achieve compliance with tax or securities laws or regulations. Subject to the anti-dilution adjustment provisions  discussed under Shares Available; Adjustments above, the Committee may not, without the approval of the Company’s shareholders (i) amend the terms of an outstanding Option, SAR or Other Award to reduce the exercise price of such outstanding Option, SAR or Other Award; (ii) cancel an outstanding Option, SAR or other award in exchange for Option, SAR or Other Award with an exercise price that is less than the exercise price of the original Option, SAR or Other Award; or (iii) cancel an outstanding Option, SAR or Other Award with an exercise price above the current stock price in exchange for cash or other securities.

Change in Control. Unless otherwise provided by the Committee in the award document or subject to other applicable restrictions, in the event of a Change in Control (as defined in the Plan) all non-forfeited Options, SARs, and awards carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, and all restricted stock, RSUs, and awards subject to risk of forfeiture shall become fully vested. The Committee may, in its discretion, determine to extend to any participant who holds Options or other awards, the right to elect during the 60-day period immediately following the Change in Control, in lieu of acquiring shares, to receive cash (based upon a formula as described in the Plan). Notwithstanding anything to the contrary within Section 8 of the Plan, with respect to an RSU or Other Award, if a Change in Control occurs which is not a change in control as determined by Section 409A of the Code, then such a Change in Control will not cause an acceleration of the payment date of an award, except to the extent that Section 409A would permit such an acceleration.

Federal Income Tax Implications of the Plan

The following provides only a general description of the application of federal income tax laws to awards under the Plan. This discussion is intended for the information of shareholders considering how to vote at the annual meeting, and not as tax advice or guidance to participants in the Plan, as the consequences may vary depending upon specific circumstances. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

Incentive Stock Options. With respect to an ISO, no income is realized by the participant at the time the Option is granted or exercised. If common stock is issued to a participant upon exercise of an ISO, and if the participant does not dispose of those shares in a disqualifying disposition within two years after the date of the option grant or within one year after the shares are issued to the participant, then (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes.

The exercise of an ISO will give rise to an item of tax preference that may result in alternative tax liability for the participant. If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, then generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares, and (ii) the Company will be entitled to deduct the amount of income taxed to the participant for federal income tax purposes if the amount represents an ordinary and necessary business expense. Consequently, the Company will require the participant to notify the Company if there is a disposition prior to the expiration of either holding period described above. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

If an ISO is exercised more than three months after termination of employment, the Option will be taxed in the same manner as the exercise of an NQSO, except when termination of employment is due to death or disability. In the case of death or disability, if an ISO is exercised more than one year after termination of employment, the exercise of the Option will be taxed in the same manner as an NQSO.

Nonqualified Stock Options. With respect to an NQSO, no income is realized by the participant at the time the Option is granted. Generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise. Upon disposition of the shares acquired by exercise of the NQSO, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending upon how long the shares have been held. Generally, the Company will be entitled to a federal income tax deduction equal to the amount of ordinary income (but not capital gain) taxed to the participant.

Stock Appreciation Rights.  With respect to an SAR, no income is realized by the participant at the time that the right is granted.  Generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise price under the SAR, and the fair market value of the shares on the date of exercise.  If shares (as opposed to cash) are delivered upon exercise, then upon disposition of the shares acquired, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending upon how long the shares have been held.  Generally, the Company will be entitled to a federal income tax deduction equal to the amount of ordinary income (but not capital gain) taxed to the participant.

Restricted Stock. In general, no income is realized by the participant at the time the restricted stock is granted. When restrictions on the restricted stock lapse, the participant will be subject to tax at ordinary income rates on the amount by which the fair market value of the restricted stock at such time exceeds the amount (if any) paid for the stock by the recipient. However, a participant may elect under Section 83(b) of the Code within 30 days of the date of receipt of the restricted stock to be taxed differently. In this case (i) income is realized by the participant at the time the restricted stock is granted, in an amount equal to the excess of the fair market value of such shares of restricted stock at such time (determined without regard to any restrictions which apply to the shares) over the purchase price, if any, of the shares, and (ii) upon the subsequent sale or exchange of such stock, the participant will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the purchase price and the amount included in gross income under Section 83(b).

With respect to a sale or exchange of the shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of such shares on such date. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income (but not capital gain) to the participant.

Restricted Stock Units.  In general, no income is realized by the participant at the time the RSUs are granted.  When vested RSUs result in shares (or the cash equivalent) being delivered to the participant, the participant will be subject to tax at ordinary income rates on the fair market value of the shares at such time (or the cash equivalent, if applicable).  A participant may not make an election under Section 83(b) with respect to RSUs.

With respect to a sale or exchange of the shares (if any) delivered in connection with an RSU, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the shares are delivered, and the tax basis for such shares will generally be based on the fair market value of such shares on such date.  The Company will generally be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PLAN.

ITEM 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking our shareholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in our proxy statement under “Executive Compensation” and  “Termination of Employment and Change in Control” in the tabular and accompanying narrative disclosure regarding named executive officer compensation.

As required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our shareholders are entitled to vote at the Annual Meeting to approve the compensation of the Company's named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K at least once every three years.

Our executive compensation arrangements are designed to enhance shareholder value on an annual and long-term basis. Through the use of base pay as well as annual and long-term incentives, we seek to compensate our named executive officers for their contributions to our profitability and success. Please read “Executive Compensation” beginning on page 31 and “Termination of Employment and Change in Control” beginning on page 37 of this proxy statement for additional details about our executive compensation arrangements, including information about the fiscal year 2012 compensation of our named executive officers. We are asking our shareholders to indicate their support for our compensation arrangements as described in this proxy statement.

For the reasons discussed above, the Board recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The affirmative vote of a majority of votes cast is required to approve the compensation of our named executive officers. Because your vote is advisory, however, it will not be binding upon or overrule any decisions of the Board, nor will it create any additional fiduciary duty on the part of the Board. This advisory vote also does not seek to have the Board or Compensation Committee take any specific action. However, the Board and the Compensation Committee value the view expressed by our shareholders in their vote on this proposal and will take into account the outcome of the vote when considering executive compensation matters in the future. In considering the outcome of this advisory vote, the Board will review and consider all shares voted in favor of the proposal and not in favor of the proposal. Broker non-votes will have no impact on the outcome of this advisory vote.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K.

ITEM 4 – ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

In this advisory vote, we are asking shareholders to indicate whether the Company should conduct an advisory vote on the compensation of our named executive officers once every year, once every two years, or once every three years (i.e., on an annual, biennial or triennial basis). Alternatively, shareholders may abstain from casting a vote on this matter.

After careful consideration, our Board has determined that an annual advisory vote on executive compensation is the most appropriate alternative for the Company. By providing an advisory vote on executive compensation on an annual basis, our shareholders will be able to provide us with direct input on our compensation policies and practices as disclosed in the proxy statement every year. We understand that our shareholders may have different views as to what is the best approach for the Company.

Based on these considerations, the Board is recommending that shareholders vote that an advisory vote on executive compensation should be held once every year (1 year), but it is important to note that the proxy card provides for four choices (every one, two, or three years, or abstain) and that shareholders are not voting to approve or disapprove the Board's recommendation.

Because your vote is advisory, it will not be binding upon the Board, nor will it create any additional fiduciary duty on the part of the Board. However, the Board will take into account the outcome of the vote when determining how frequently an advisory vote on executive compensation should be conducted in the future. The frequency which receives the highest number of votes cast by shareholders will be considered by the Board as the frequency that has been elected by shareholders.

Legislation requires that our shareholders be given the opportunity, at least once every six years, to cast an advisory vote regarding how frequently we should conduct this advisory vote on executive compensation. In the future, the Board may in its discretion decide to hold an advisory vote on the frequency of future advisory votes or executive compensation more often than once every six years.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” A FREQUENCY OF ONCE EVERY YEAR (1 YEAR) FOR FUTURE NON-BINDING SHAREHOLDER VOTES ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS REQUIRED BY SECTION 14A(a)(1) OF THE EXCHANGE ACT.

ITEM 5 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected ParenteBeard, LLC (“ParenteBeard”) as the Company’s independent auditors for the 2013 fiscal year.  ParenteBeard has served as the Company’s independent registered public accounting firm since October 2, 2009.

In addition to selecting ParenteBeard as the Company’s independent registered public accounting firm for the Company’s 2013 fiscal year, the Audit Committee has directed that management submit the selection of independent registered public accounting firm for ratification by the Company’s shareholders at the Annual Meeting.

One or more representatives of ParenteBeard are expected to be present at the Annual Meeting.  The representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of ParenteBeard as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise. However, the Board is submitting the selection of ParenteBeard to shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR” the ratification of the selection of ParenteBeard as the Company’s independent registered public accounting firm for the Company’s 2013 fiscal year.

Principal Accounting Fees and Services

The Sarbanes-Oxley Act of 2002 and the SEC auditor independence rules require all public accounting firms that audit issuers to obtain pre-approval from their respective audit committees in order to provide professional services without impairing independence.

The fees billed by the Company’s independent registered public accounting firm relating to the 2012 and 2011 fiscal years were as follows:

Type of Service	2012(1)	2011(1)
Audit Fees (2)	$163,400	145,200
Audit-Related Fees (3)	19,100	--
Tax Fees (4)	33,500	25,500
All Other Fees (5)	30,600	--
Total	$246,600	170,700

(1)	Consists of fees billed by ParenteBeard.

(2)
Includes fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, including out-of-pocket expenses. The 2012 amount also includes fees related to the provision of consents in regard to the Company’s S-8 and S-3 filings with the SEC.

(3)	The 2012 amount relates to the audit of the Company’s 401(k) Plan.

(4)	Comprised of services for tax compliance.

(5)	Comprised of services for XBRL compliance.

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company’s principal accountants must be approved in advance by the Audit Committee.  As provided in the Sarbanes-Oxley Act, all audit and non-audit services to be provided after May 6, 2003 must be pre-approved by the Audit Committee in accordance with these policies and procedures.

All services described above were approved in accordance with the Audit Committee’s Pre-Approval policy described directly below.

Audit Committee Pre-Approval Procedures

The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the Company’s independent registered public accounting firm.  The policy requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee.  The policy permits the Audit Committee to delegate pre-approval authority to one or more members, provided that any pre-approval decisions are reported to the Audit Committee at its next meeting.  Specific services being provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy.  At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval.  Since the May 6, 2003 effective date of the SEC rules applicable to services being provided by the independent accountants, each new engagement of the Company’s independent registered public accounting firm has been approved in advance by the Audit Committee.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PARENTEBEARD LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S 2013 FISCAL YEAR.

CORPORATE GOVERNANCE

General

The Company is committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices.  The Company’s corporate governance practices are actively reviewed and evaluated by the Board of Directors and, if requested by the Board of Directors, the Nominating and Corporate Governance Committee of the Board of Directors.  This review includes comparing the Board’s current governance policies and practices with those suggested by authorities active in corporate governance as well as the practices of other public companies.  Based upon this evaluation, the Board has adopted those policies and practices that it believes are the most appropriate corporate governance policies and practices for the Company.

Board Leadership Structure and Role in Risk Oversight

The Board is composed of Charles S. Crow, III (Chairman), Robert F. Mangano, David C. Reed, William M. Rue, Frank E. Walsh, III and John P. Costas.  Mr. Mangano is the President and Chief Executive Officer of the Company and of the Bank.  We have employed the same basic leadership structure since prior to the time that we became an SEC reporting company in 2001. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. The Chief Executive Officer is responsible for implementing the strategic goals of the Company and for the day to day leadership, operations and performance of the Company, while the Chairman of the Board provides strategic guidance to the Chief Executive Officer, presides over meetings of the full Board and, if the Chairman is independent, presides over executive sessions of the independent directors and chairs meetings of shareholders.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes, and undertakes in its charter to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.  The Audit Committee meets periodically with management to discuss policies with respect to risk assessment and risk management and to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Each of our other Board committees also considers the risk within its area of responsibilities. For example, our Compensation Committee considers the risks that may be implicated by our executive compensation programs.

While our Audit Committee oversees the Company’s risk management processes with input from our Board, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Committee Memberships

There are three standing committees of the Board of Directors: the Audit Committee (the “Audit Committee”); the Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”); and the Compensation Committee (the “Compensation Committee”).  The table below provides current membership for each of the Board committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Charles S. Crow, III	X	X	X
David C. Reed	X*	X	X
William M. Rue	X	X	X*
Frank E. Walsh, III	X	X	X
John P. Costas	X	X*	X

X = Committee member; * = Chairman

Director and Nominee Independence

The Board of Directors has determined that a majority of the directors and all current members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are “independent” within the meaning of the Nasdaq independence standards, that the members of the Audit Committee are also “independent” for purposes of Section 10A(m)(3) of the Exchange Act and that each member of the Compensation Committee is an “outside director” within the meaning of Regulation 1.162-27 under Section 162(m) (“Code Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”) and is a  “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act (“Exchange Act Rule 16b-3”).

The Board has affirmatively determined that each of Messrs. Crow, Reed, Rue, Walsh and Costas has no material relationship with the Company affecting his independence as a director and that each is “independent” within the meaning of the independence standards established by Nasdaq.  In making each of these independence determinations, the Board considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director and nominee in response to detailed inquiries concerning his independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company and considered the deposit and other banking relationships with each director.  In making the independence determinations, the Board also considered the following relationships: (i) with respect to Mr. Rue, the Board considered the fact that Charles E. Rue & Son, Inc., which is owned and controlled by Mr. Rue, acts as the Company’s insurance broker and that Mr. Rue owns 25% of a real estate partnership which has a loan from the Bank that is secured by a mortgage in favor of the Bank on property owned by the partnership; (ii) with respect to Mr. Crow, the Board considered the fact that certain entities owned or controlled by Mr. Crow are customers of, and conduct banking transactions with, the Bank in the ordinary course of business on customary terms.  These transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

Audit Committee

The Audit Committee is comprised of Messrs. David C. Reed (Chairman), John P. Costas, Charles S. Crow, III, William M. Rue and Frank E. Walsh, III.  The Audit Committee serves as a communication point among non-Audit Committee directors, internal auditors, the independent accountants and Company management as their respective duties relate to financial accounting, financial reporting and internal controls. The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to accounting policies, internal controls, financial and operating controls, standards of corporate conduct and performance, financial reporting practices and sufficiency of auditing.

The principal functions of the Audit Committee include:

•	assisting the Board in the oversight of the integrity of the Company’s financial statements and its financial reporting processes and systems of internal controls;

•	overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements; and

•
appointing and retaining, compensating and overseeing the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The Board has determined that all Audit Committee members are able to read and understand financial statements and at least one member has accounting or related financial management expertise in accordance with the applicable Nasdaq rules. The Board has also determined that David C. Reed qualifies as an “audit committee financial expert” and he serves as the Company’s “audit committee financial expert.”  No member of the Audit Committee received any compensation from the Company during fiscal year 2012 other than compensation for services as a director.

The Audit Committee charter is not available to security holders on the Company’s website.  The Audit Committee charter is included as Appendix B to this proxy statement.

Report of the Audit Committee

The Audit Committee of the Company is comprised of five independent directors appointed by the Board of Directors, each of whom is independent for purposes of audit committee membership under applicable Nasdaq and SEC rules.  The Audit Committee operates under the Audit Committee charter, which was adopted in March 2004.  The Audit Committee charter provides that the Audit Committee shall have the sole authority to appoint or replace the Company’s independent registered public accounting firm.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accounting firm performs an annual independent audit of the financial statements and expresses an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America.  The Audit Committee’s responsibility is to monitor and oversee these processes and report its findings to the full Board.  The Audit Committee assists the Board in monitoring:

•	the integrity of the financial statements of the Company;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of the Company’s internal audit function and independent registered public accounting firm; and

•	the compliance by the Company with legal and regulatory requirements.

The Audit Committee reviews the results of the Company’s audit, of its interim quarterly reviews, the overall quality of the Company’s accounting policies and other required communications, including those described in Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Company’s independent registered public accounting firm assists management, as necessary, in updating the Audit Committee concerning new accounting developments and their potential impact on the Company’s financial reporting.  The Audit Committee also meets five times a year with the Company’s independent registered public accounting firm without management present.

The Audit Committee reviews and discusses with management the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.  The Audit Committee also meets with Company management, without the Company’s independent registered public accounting firm present, to discuss management’s evaluation of the performance of the independent registered public accounting firm.

With respect to fiscal year 2012, the Audit Committee:

•	met with management and ParenteBeard LLC (“ParenteBeard”) and reviewed and discussed the Company’s audited financial statements and discussed significant accounting issues;

•	periodically met with management to review and discuss quarterly financial results;

•	discussed with ParenteBeard the scope of its services, including its audit plan;

•	reviewed the Company’s internal control processes and procedures;

•
discussed with ParenteBeard the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the PCAOB in Rule 3200T;

•
received and reviewed the written disclosures and letter from ParenteBeard required by applicable requirements of the PCAOB regarding ParenteBeard’s communications with the Audit Committee concerning independence, and discussed with ParenteBeard its independence from management and the Company; and

•	reviewed and approved all audit and non-audit services provided by ParenteBeard during fiscal year 2012.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

Members of the Audit Committee

DAVID C. REED (Chairman)
CHARLES S. CROW, III
WILLIAM M. RUE
FRANK E. WALSH, III
JOHN P. COSTAS

Compensation Committee

The Compensation Committee is comprised of Messrs. John P. Costas (Chairman), Charles S. Crow, III,  David C. Reed, William M. Rue, and Frank E. Walsh, III, each of whom has been determined by the Board to be “independent” within the meaning of the Nasdaq independence standards, and each of whom is an “outside director” within the meaning of Code Section 162(m) and is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

The Compensation Committee reviews and approves the compensation arrangements for the Company’s executives and outside directors.  The Compensation Committee administers the Company’s equity incentive plans and makes awards pursuant to those plans.

No Compensation Committee member participates in any of the Company’s employee compensation programs.  The Board has determined that none of the current Compensation Committee members has any material business relationships with the Company.

The Compensation Committee charter is not available to security holders on the Company’s website.  The Compensation Committee charter is included as Appendix C to this proxy statement.

Role of the Compensation Committee

The Compensation Committee is appointed by the Board of Directors.  Subject to the final review and approval by the Board, the Compensation Committee evaluates, determines and approves the compensation of the Company’s Chief Executive Officer, its principal accounting officer and outside directors.  The Compensation Committee administers the Company’s equity plans.  The Compensation Committee also has overall responsibility for monitoring, on an ongoing basis, the executive compensation policies, plans and programs of the Company.  The Compensation Committee may delegate its authority relating to non-employee director compensation to a subcommittee consisting of one or more members when appropriate.

Compensation Committee Process and Role of Management

The Compensation Committee generally holds two regularly scheduled in-person meetings a year and additional meetings as appropriate either in person or by telephone.  Generally, the Compensation Committee chair works with management in establishing the agenda for Compensation Committee meetings.  Management also prepares and submits information during the course of the year for the consideration of the Compensation Committee, such as management’s proposed recommendations to the Compensation Committee for performance measures and proposed financial targets, management’s proposed recommendations to the Compensation Committee for salary increases, management’s performance evaluations of executive officers, and other data and information, if requested by the Compensation Committee.

Although many of the compensation decisions are made during the Compensation Committee’s annual review process, the compensation planning process spans throughout the year.  Subject to the final review and approval by the Board, the Compensation Committee reviews and approves the Company’s goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives at least once per year and determines the Chief Executive Officer’s compensation level based on this evaluation.  The Chief Executive Officer is not present during voting or deliberations with respect to his compensation.  On an annual basis, the Compensation Committee also reviews and approves base salary, annual incentive compensation and long-term equity-based compensation of the other executive officer of the Company.

Risk Assessment of Compensation Programs

The Compensation Committee discusses, evaluates and reviews with the Company’s senior risk officer all of our employee compensation programs in light of the risks posed to us by such programs and how to limit such risks and to assess whether any aspect of these programs would encourage any employees to manipulate reported earnings to enhance their compensation and assess whether any aspect of these programs would encourage the Company’s senior executive officers to take any unnecessary or excessive risks that could threaten the value of the Company.  Included in the analysis are such factors as (i) the appropriate levels of “fixed” and “variable” or “at risk” compensation, (ii) the  appropriate levels of long-term incentive compensation between service-based and performance-based compensation, and (iii) the risk and performance criteria, if any, attached to the awards under employee compensation plans.

Compensation Committee Advisors

The Compensation Committee charter grants the Compensation Committee full authority to engage compensation consultants and other advisors to assist it in the performance of its responsibilities.  A compensation consultant retained by the Compensation Committee reports directly to the Compensation Committee.

The Compensation Committee relies on management and outside advisers for staff work and technical guidance in conducting its affairs. It retains full authority to engage independent third party advisers.  In 2012, the Board engaged McLagan, an Aon Hewitt Company (the “Compensation Consultant”), to act as the compensation consultant to the Compensation Committee to conduct independent studies and provide recommendations with respect to the compensation of the Chief Executive Officer of the Company.  The Compensation Consultant’s primary role with the Company is as independent adviser to the Compensation Committee on matters relating to the Chief Executive Officer’s compensation. The Compensation Committee assessed the independence of the Compensation Consultant and determined that its work for the Committee has not raised any conflict of interest.

In 2012, the Compensation Consultant provided services to the Compensation Committee including a review of (i) past awards made to the Chief Executive Officer of the Company;  (ii) absolute and comparative Company performance results in a peer group selected by the Compensation Consultant in consultation with the Compensation Committee; and (iii) comparative compensation analyses for chief executive officers within that peer group considering base salary, bonuses, stock grants, stock options and deferred compensation arrangements.

Director Compensation Process

A discussion of the Company’s determination of director compensation is included in the “Director Compensation” section of this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. William M. Rue (Chairman), Frank E. Walsh, III, John P. Costas, Charles S. Crow, III and David C. Reed. The Nominating and Corporate Governance Committee is responsible for recommending for consideration by the Board candidates to serve as directors of the Company as well as the re-election of current directors.  The committee also reviews recommendations from shareholders regarding corporate governance and director candidates.  The procedure for submitting recommendations of director candidates is set forth below under the caption “Selection of Director Candidates.”

In accordance with the marketplace rules of the Nasdaq Global Market, the Nominating and Corporate Governance Committee is currently, and was during 2012, composed entirely of independent, non-management members of the Board of Directors.

The Nominating and Corporate Governance Committee charter is not available to security holders on the Company’s website.  The Nominating and Corporate Governance Committee charter is included as Appendix D to this proxy statement.

Selection of Director Candidates

The Nominating and Corporate Governance Committee has established a policy regarding the consideration of director candidates, including those recommended by shareholders.  The Nominating and Corporate Governance Committee, together with the President and other Board members, will from time to time as appropriate identify the need for new Board members.  Particular proposed director candidates who satisfy the criteria set forth below and otherwise qualify for membership on the Board will be identified by the Nominating and Corporate Governance Committee.  In identifying candidates, the Nominating and Corporate Governance Committee will seek input and participation from the President, other Board members, and other appropriate sources, to ensure that all points of view can be considered and the best possible candidates can be identified.  The Nominating and Corporate Governance Committee may also, as appropriate, engage a search firm to assist it in identifying potential candidates. Members of the Nominating and Corporate Governance Committee, the President and other Board members, as appropriate, may personally interview selected director candidates and provide input to the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will determine which candidate(s) are to be recommended to the Board for approval.

Diversity is one of the factors that the Nominating and Corporate Governance Committee considers in identifying nominees for director. This means that the Nominating and Corporate Governance Committee seeks nominees who bring a variety of business backgrounds, experiences and perspectives to the Board.  We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a broad diversity of experience, professions, skills, geographic representations, knowledge and abilities that will allow the Board to fulfill its responsibilities.  In selecting director nominees the Nominating and Corporate Governance Committee considers all aspects of a potential nominee’s background, including educational background, gender, business and professional experience, and particular skills and other qualities. The goal of the Nominating and Corporate Governance Committee is to identify individuals who will enhance and add valuable perspective to the Board and who will help us capitalize on business opportunities in a challenging and highly competitive market. The Nominating and Corporate Governance Committee has not adopted a formal diversity policy with regard to the selection of director nominees.

Shareholders wishing to submit a director candidate for consideration by the Nominating and Corporate Governance Committee must submit the recommendation to the Nominating and Corporate Governance Committee, c/o President and Chief Executive Officer, 1st Constitution Bancorp, P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512 in writing, not less than 90 days prior to the first anniversary date of the preceding year’s annual meeting.  The request must be accompanied by the same information concerning the director candidate and the recommending shareholder as described in Article I, Section 9 of the Company’s by-laws for shareholder nominations for director. The Nominating and Corporate Governance Committee may also request any additional background or other information from any director candidate or the recommending shareholder as it may deem appropriate. Nothing above shall limit a shareholder’s right to propose a nominee for director at an annual meeting in accordance with the procedures set forth in the Company’s by-laws.

All directors play a critical role in guiding the Company’s long-term business strategy and in overseeing the management of the Company. Board candidates are considered based on various criteria which may change over time and as the composition of the Board changes. The following factors, at a minimum, are considered by the Nominating and Corporate Governance Committee as part of its review of all director candidates and in recommending potential director candidates to the Board:

•	appropriate mix of educational background, professional background and business experience to make a significant contribution to the overall composition of the Board;

•	global business and social perspective;

•
if the Committee deems it applicable, whether the candidate would be considered a financial expert or financially literate as described in SEC or Nasdaq rules or an audit committee financial expert as defined by the Sarbanes-Oxley Act of 2002;

•
if the Committee deems it applicable, whether the candidate would be considered independent under Nasdaq rules and the Board’s additional independence guidelines set forth in the Company’s Corporate Governance Guidelines;

•	demonstrated character and reputation, both personal and professional, consistent with the image and reputation of the Company;

•	willingness to apply sound and independent business judgment;

•	ability to work productively with the other members of the Board; and

•	availability for the substantial duties and responsibilities of a director of the Company.

Attendance at Board Meetings, Committee Meetings, and Annual Meetings

In fiscal year 2012, the Board of Directors of the Company and the Bank held 14 meetings, the Audit Committee held 5 meetings, the Compensation Committee held 2 meetings and the Nominating and Corporate Governance Committee held 5 meetings.  Each director attended at least 75% of the aggregate meetings of the Board of Directors and the committees of which such director was a member.

Our current director attendance policy provides that unless there are mitigating circumstances, such as medical, family or business emergencies, Board members are expected to participate in all Board meetings and all committee meetings of which the director is a member and to attend the Annual Meeting of Shareholders.  All Board members attended last year’s Annual Meeting of Shareholders.

Executive Sessions of Non-Management Directors

Our Corporate Governance Guidelines adopted in March of 2004 require non-management directors to meet in executive sessions at least two times per year.  At each executive session, the non-management directors will select a director to preside at the meeting.  6 executive sessions of non-management directors were held in 2012.

Shareholder Communications Process

The Board of Directors provides a process for security holders to send communications to the Board.  Information regarding the Company’s process for shareholders to communicate with the Board of Directors and the manner in which such communications are forwarded is available on the Company’s website located at www.1stconstitution.com, under “About Us.”

Code of Business Conduct and Ethics and Corporate Governance Guidelines

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) which applies to the Company’s Chief Executive Officer and principal financial and accounting officer and to all other Company directors, officers and employees.  The Company filed its Code of Conduct as an exhibit to its 2003 Annual Report on Form 10-K filed with the SEC on March 25, 2004.  The Company will disclose any substantive amendments to, or waivers from, provisions of the Code of Conduct made with respect to the chief executive officer or principal financial and accounting officer in a Current Report on Form 8-K filed with the SEC.

The Company has also adopted Corporate Governance Guidelines which are intended to provide guidelines for the governance of the Company by the Board and its committees.

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth information concerning the beneficial ownership of the Company common stock as of April 2, 2013, by each director/nominee, by the Company’s named executive officers, by all directors and executive officers as a group, and by any individual or group owning 5% or more of Company common stock, if any.  Except as noted below, the Company knows of no person or group that beneficially owns 5% or more of Company common stock.  Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares of Company common stock.

Name of Beneficial Owner(1)	Amount and nature of beneficial ownership (2)	Percent of Class
Banc Fund VI L.P., Banc Fund VII L.P., and Banc Fund VIII L.P.	397,537 (3)	6.7%
Robert F. Mangano	404,596 (4)	6.4%
Frank E. Walsh, III	257,356 (5)	3.7%
William M. Rue	220,096 (6)	3.7%
Joseph M. Reardon	65,962 (7)	1.1%
Charles S. Crow, III	74,338 (8)	1.2%
David C. Reed	15,947 (9)	*
John P. Costas	306,408 (10)	5.1%
All Directors and Executives Officers of the Company as a Group (7 Persons)	1,344,703 (11)	22.0%
___________________

 *            Less than 1%
(1)
All correspondence to beneficial owners listed in this table except for Banc Fund VI L.P., Banc Fund VII L.P., and Banc Fund VIII L.P. is sent care of the Company to its principal executive office at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512.

(2)
The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial interest” set forth in SEC regulations and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as the individual, as well as other securities as to which the individual has or shares voting or investment power. Beneficial ownership may be disclaimed as to some of the shares. A person is also deemed to beneficially own shares of Company common stock which such person does not own but has a right to acquire presently or within sixty days after April 2, 2013.  As of April 2, 2013, there were 5,992,398 shares of Company common stock outstanding.

(3)
Based on information provided in a Schedule 13G filed jointly on February 11, 2013. Banc Fund VI L.P. beneficially owns 130,974 shares, Banc Fund VII L.P. beneficially owns 109,223 shares, and Banc Fund VIII L.P. beneficially owns 157,340 shares.  The shares in question may be deemed beneficially owned by The Banc Funds Company, L.L.C., which is the general partner of MidBanc VI L.P., MidBanc VII L.P., and MidBanc VIII L.P. MidBanc VI L.P. is the general partner of Banc Fund VI L.P., MidBanc VII L.P. is the general partner of Banc Fund VII L.P., and MidBanc VIII L.P. is the general partner of Banc Fund VIII L.P. Charles J. Moore is the president and controlling shareholder of The Banc Funds Company, L.L.C. and manager of Banc Fund VI L.P., Banc Fund VII L.P., and Banc Fund VIII L.P. The address of each of Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L.P., MidBanc VI L.P., MidBanc VII L.P., MidBanc VIII L.P., The Banc Funds Company, L.L.C., and Mr. Moore is c/o The Bank Funds Company, L.L.C., 20 North Wacker Drive, Chicago, IL 60606.

(4)
Includes 313,709 shares owned directly by Mr. Mangano, options to purchase 23,912 shares of Company common stock that are currently exercisable, and 66,975 unvested shares of restricted stock issued to Mr. Mangano under the Company’s 2005 Equity Incentive Plan, which may be voted immediately upon grant.

(5)	Includes 17,037 shares owned directly by Mr. Walsh and 240,319 shares of Company common stock owned by Mulligan Holdings, L.P., over which Mr. Walsh may be deemed to have beneficial ownership.

(6)	Includes 177,766 shares owned directly by Mr. Rue, 38,654 shares held by Mr. Rue’s wife and 3,676 shares held by Charles E. Rue & Sons, Inc.

(7)
Mr. Reardon owns 32,942 shares directly. The amount in the table also includes options to purchase 24,842 shares of Company common stock, all of which are currently exercisable and 8,178 shares of restricted stock issued to Mr. Reardon under the Company’s 2005 Equity Incentive Plan, which may be voted immediately upon grant.

(8)
Includes 33,951 shares owned directly by Mr. Crow, 32,821 shares of Company common stock held by Crow & Associates Profit Sharing Plan, 4,984 shares of Company common stock held by Crow Family Associates, LLC, 1,582 shares of Company common stock held in accounts for Mr. Crow’s grandchildren, and 1,000 shares of Company common stock held in Mr. Crow’s wife’s IRA account.

(9)	Includes 2,173 shares owned directly by Mr. Reed, 10,014 shares owned jointly with Mr. Reed’s wife and options to purchase 3,760 shares that are currently exercisable.

(10)	All such shares are owned directly by Mr. Costas.

(11)	Includes options to purchase 52,514 shares of Company common stock, all of which are currently exercisable, and 75,153 shares of restricted stock which may be voted immediately upon grant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934 requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Based on a review of the copies of reports furnished to the Company, the Company believes that during the year ended December 31, 2012, all officers, directors and 10% beneficial owners complied with applicable Section 16(a) filing requirements.

DIRECTOR COMPENSATION

The following table details the compensation paid to our non-employee directors for the year ended December 31, 2012.

NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Charles S. Crow, III	14,000	10,600	0	584	25,184

David C. Reed	9,000	8,850	0	530	18,380

William M. Rue	7,500	1,770	0	699	9,969

Frank E. Walsh, III	5,000	1,770	0	145	6,915

John P. Costas	11,500	1,770	0	96	13,366
____________________

(1)
The amounts listed in this column reflect the dollar amount recognized for financial statement reporting purposes, calculated in accordance with FASB ASC Topic 718.  A discussion of the assumptions used in calculating these values may be found in Note 1 of the Notes to Consolidated Financial Statements in our 2012 Annual Report on Form 10-K.

(2)	At the end of fiscal year 2012, the aggregate number of option awards outstanding for our directors were as follows: Mr. Reed, 3,760 options.

(3)	The amounts listed in this column reflect the imputed income for our directors under the Directors’ Insurance Plan described in the narrative below.

Processes, Procedures and Rationale

The Compensation Committee periodically reviews the appropriateness and competitiveness of the compensation of non-employee directors.  Subject to approval by the Board of Directors, the Compensation Committee is responsible for establishing policies that govern non-employee director compensation and for implementing, administering and interpreting non-employee director compensation plans, programs and policies.  The Compensation Committee may delegate its authority relating to non-employee director compensation to a subcommittee consisting of one or more members when appropriate.

As part of this process, the Compensation Committee regularly reviews the structure, composition and operation of the Board and its committees and annually asks for comments from all directors concerning the Board’s performance.  The Board also considers the significant amount of time spent by the directors in their duties for the Company.  The Board, in consultation with the Compensation Committee, then determines the form and amount of non-employee directors’ compensation.

Compensation Paid to Board Members

Non-employee directors receive a combination of cash and equity compensation.  Mr. Mangano, currently the only management director on the Board, does not receive any separate compensation for his services as a director.

Cash Compensation

During 2012, non-employee directors of the Company and non-employee directors of the Bank were compensated for services rendered in such capacities at the rate of $500 per Board meeting and $500 per Board committee meeting attended.  Directors serving on the Board of the Company who also serve on the Board of the Bank do not receive additional compensation for attending a Bank Board meeting that is held on a date upon which the director attends a Company Board meeting.

Non-employee directors of the Company are also eligible to participate in the Directors’ Insurance Plan and Messrs. Charles S. Crow, III, William M. Rue, Frank E. Walsh, III, John P. Costas and David C. Reed currently participate in the plan.  See “Directors’ Insurance Plan” below.  No cost of this benefit is allocable to any individual director.

Stock Grants

The Company maintains the 1st Constitution Bancorp 2006 Directors Stock Plan, an equity plan for its non-employee directors (which is discussed under the heading “Equity Plans” below) (the “2006 Directors Plan”).  In 2012, each non-employee director received a grant of 200 shares of common stock under the 2006 Directors Plan.  Mr. Crow received a grant of an additional 1,000 shares of common stock for his service as Chairman of the Board.  Mr. Reed received a grant of an additional 800 shares of common stock for his service as Chairman of the Audit Committee.  Unless the Board determines otherwise at the time of grant, all shares granted under the 2006 Directors Plan vest immediately upon grant.

Directors’ Insurance Plan

The Company adopted the 1st Constitution Bancorp Directors’ Insurance Plan (the “Directors’ Insurance Plan”), which was effective as of October 1, 2002 and amended as of February 19, 2004 and June 16, 2005. The Directors’ Insurance Plan covers all individuals who were members of the Board of Directors of the Company or of the Bank (who were not also employees of the Company or the Bank) on the effective date. Thereafter, members of the Board of Directors of the Company or of the Bank shall become participants in the Directors’ Insurance Plan after completion of ten years of service as a member of the applicable Board of Directors (provided that they are not then employed by the Company or the Bank) or at such earlier time as determined by the Board of Directors of the Company.

Under the Directors’ Insurance Plan, a covered individual is provided with term insurance coverage in the amount of one hundred thousand dollars. Coverage will remain in effect even if the individual’s service as a member of the Board of Directors ceases.

The premiums for the Directors’ Insurance Plan and the Company’s Executive Life Insurance Program (which is discussed below under “Executive Life Insurance Program”) were paid by the Company in October 2002, October 2005, October 2011 and supplemented in October 2012.  The Company has all ownership rights to the policies and all cash values thereunder.

The Directors’ Insurance Plan may be amended, suspended or terminated at any time, except that (i) any amendment, suspension or termination of the Directors’ Insurance Plan with respect to a particular director that is not applicable to all other participants does not require the approval of the particular director, and no such amendment, suspension or termination with respect to a particular director shall become effective with respect to the particular director without his or her approval unless “Cause” (as defined in the Directors’ Insurance Plan) exists with respect to a particular director, and (ii) termination may not occur without the consent of an affected director following a “Change of Control” (as defined in the Directors’ Insurance Plan). The Directors’ Insurance Plan may be terminated or suspended (in whole or in part) nevertheless at any time if failure to terminate or suspend the Plan would subject the Company, its officers or its directors to sanctions by a regulatory agency.

EXECUTIVE COMPENSATION

This section of the proxy statement explains our compensation program for our principal executive officer and our other most highly-compensated executive officer, whom we refer to collectively in this proxy statement as our “named executive officers.”  The Company has elected to use the “smaller reporting company” rules issued by the SEC regarding the disclosure of executive compensation.  Under these rules, the Company provides executive compensation disclosure for our named executive officers, including a Summary Compensation Table for the fiscal years ending December 31, 2012 and 2011, an Outstanding Equity Awards at Year End Table and certain narrative disclosures.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Company’s named executive officers for the fiscal years ended December 31, 2012 and 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (2)	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)

Robert F. Mangano President and	2012	550,000	250,000	254,394	-	81,262 (3)	1,135,656
CEO	2011	550,000	175,000	86,751	65,695	69,789 (3)	947,245

Joseph M. Reardon Senior Vice President and	2012	187,500	35,000	27,870	8,070	10,538 (4)	268,978
Treasurer	2011	180,000	35,000	20,550	6,750	10,464 (4)	252,764
_______________

(1)
In fiscal year 2012, our named executive officers deferred the following amounts into the Company’s 401(k) Plan: Mr. Mangano - $21,530; Mr. Reardon - $13,304.  In fiscal year 2011, our named executive officers deferred the following amounts into the Company’s 401(k) Plan: Mr. Mangano – $20,637; Mr. Reardon - $12,792.

(2)
Amounts shown in these columns reflect the aggregate grant date fair value recognized in fiscal year 2011 and 2012 for financial statement reporting purposes for restricted stock awards and option awards, as determined in accordance with FASB ASC Topic 718. Additional information concerning our accounting for restricted stock and options granted in 2012 is included in Note 1 and Note 16 of the Notes to Consolidated Financial Statements in our 2012 Annual Report on Form 10-K and additional information concerning our accounting for restricted stock and options granted in 2011 is included in Note 1 and Note 16 of the Notes to Consolidated Financial Statements in our 2011 Annual Report on Form 10-K.

(3)
Includes: (i) the value of the Company’s match of employee contributions under our 401(k) Plan; (ii) imputed income for our executive life insurance program; (iii) the cost to the Company of providing additional long term disability coverage; (iv) the annual cost to the Company of a country club membership; and (v) the value of the Company provided automobile ($51,492).  The Company calculates the aggregate incremental cost to the Company for the provision to Mr. Mangano of the Company provided car as the sum of the total cost of the automobile attributable to the fiscal year, including lease payments, plus maintenance costs, insurance and fuel paid by the Company. This amount has not been reduced to reflect the costs attributable to business use.  Mr. Mangano is taxed on the imputed income attributable to personal use of the Company car and does not receive tax assistance from the Company with respect to these amounts.

(4)
Includes: (i) the value of the Company’s match of employee contributions under our 401(k) Plan; (ii) imputed income for our executive life insurance program; and (iii) the value of an automobile reimbursement allowance.

Employment Agreement

On July 12, 2010, the Company, upon the authorization of the Compensation Committee, entered into a three-year employment agreement with Mr. Mangano (the “2010 Employment Agreement”), commencing as of July 1, 2010, which replaced Mr. Mangano’s prior employment agreement with the Company, dated as of February 22, 2005 (the “2005 Employment Agreement”).  The terms of the 2010 Employment Agreement are substantially similar to those of the 2005 Employment Agreement, with the exception of modifications to the term of the agreement, Mr. Mangano’s base salary, the definition of “Good Reason” and the manner of payment of any termination benefit due to Mr. Mangano, each as described below.

The 2010 Employment Agreement is subject to automatic one year extensions but may not be extended beyond Mr. Mangano’s seventieth (70th) birthday. Pursuant to the terms of the 2010 Employment Agreement, Mr. Mangano continues to serve as the President and Chief Executive Officer, and as a director, of each of the Company and the Bank, and:

•	will receive an annual base salary for 2012 of at least $550,000, plus a cash bonus not to exceed 50% of his base salary subject to annual upward adjustments for subsequent years;

•	will participate in the Company’s stock equity plans on at least an annual basis;

•
is entitled to participate in the employee benefit plans maintained by the Company and the Bank, including the 401(k) program, the medical insurance and reimbursement program, the group term life insurance program, the group disability program, and the Company’s 2005 Supplemental Executive Retirement Plan; and

•
is entitled to reimbursement for reasonable out-of-pocket business expenses, the use of an automobile, a country club membership and reimbursement for reasonable moving costs associated with his relocation to the market area of the Bank.

Under the 2010 Employment Agreement, Mr. Mangano is also entitled to receive the severance and other termination benefits described under the heading “Termination of Employment and Change in Control Arrangements” in this proxy statement.

Mr. Mangano will be subject to a restrictive covenant upon termination.  Pursuant to the restrictive covenant, Mr. Mangano may not, for one year following the termination or discontinuation of his employment or during the remaining term of the 2010 Employment Agreement, serve as an officer, director or employee of any community bank, savings association or mortgage company with principal offices in Middlesex, Mercer or Somerset County, New Jersey, and which offers products and/or services from offices in Middlesex, Mercer or Somerset County, New Jersey that compete with those offered by the Bank.

Executive Life Insurance Program

The Company entered into a life insurance arrangement with several executives, including our named executive officers, in 2002.  Under the terms of the individual life insurance agreements, the covered employees obtain current life insurance protection while employed, and cash value accumulates under the underlying policies.  In the event that a covered employee terminates employment with the Company, then coverage and all rights of the employee under the agreement and the policies cease, unless the employee had both attained age 60 and completed 10 years of service with the Company (including years of service prior to implementation of the agreements) at the time of termination of employment, in which case coverage will remain in effect until death.  In the event of a change of control (as defined in the agreements) prior to termination of employment, coverage will remain in effect until death.  Coverage will cease in the event of termination of employment for cause (as defined in the agreements).  The Company pays all premiums with respect to the policies.

The Company owns the policies and all cash values thereunder.  Upon the death of the covered employee, if the agreement is still in effect, the death proceeds will be used by the Company to pay to the insured’s beneficiary an amount equal to three times the covered employee’s base annual salary (not including bonus or other forms of compensation) in effect at the time of his or her death or retirement, minus amounts payable by reason of any other group term insurance coverage provided by the Company.  The Company is entitled to all other amounts payable under the policies.  During 2012, Messrs. Mangano and Reardon were parties to these agreements. At December 31, 2012, the death benefit under Mr. Mangano’s policy was $1,600,000 and the death benefit payable under Mr. Reardon’s policy was $512,500.

Perquisites and Other Personal Benefits

Our named executive officers receive certain personal benefits in connection with their employment with the Company.  To facilitate the business-related travel of our Chief Executive Officer, the Company provided Mr. Mangano with a late-model automobile, which he continues to use for this purpose.  In addition, the Company pays for the operation and maintenance of this automobile, which is valued at the cost to the Company.  Mr. Reardon receives an automobile reimbursement allowance.  Mr. Mangano also was reimbursed for a golf club membership and a social membership at a country club located near the Company’s main office, which facilities are used by Mr. Mangano for business meetings from time to time.

OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR-END

	Option Awards(1)				Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Robert F. Mangano
	3,007	0	$13.77	12/15/15	3,150	(2.A)	$26,271
	2,865	0	$13.23	12/21/16	3,184	(2.B)	$26,555
	2,704	0	$10.73	12/20/17	5,789	(2.C)	$48,280
	3,061	766	$8.23	01/02/19	11,760	(2.D)	$98,078
	12,275	18,414	$6.21	09/22/21	4,507	(2.E)	$37,588
					8,269	(2.F)	$68,963
					12,600	(2.G)	$105,084
					17,716	(2.H)	$147,751
Joseph M. Reardon
	3,315	0	$8.85	12/19/13	956	(2.I)	$6,739
	3,159	0	$11.50	12/16/14	1,447	(2.J)	$14,503
	3,007	0	$13.76	12/15/15	2,483	(2..K)	$20,692
	2,865	0	$13.24	12/21/16	3,150	(2.L)	$26,271
	1,351	0	$11.81	08/08/17
	2,127	0	$10.22	12/20/17
	2,551	638	$8.22	01/02/19
	2,431	608	$6.78	08/05/19
	2,083	1,389	$6.95	12/13/20
	1,323	1,985	$5.92	12/15/21
	630	2,520	$8.47	12/17/22

(1)
All option awards reflected in these columns either vested or will vest in 20% annual increments, with the first 20% vesting on the date of grant and the remaining options vesting in equal annual installments on the anniversary date of grant over the next four years of the ten year option term.

(2)
All stock awards reflected in these columns, except those granted to Mr. Mangano on or after February 11, 2009 until October 27, 2010, represent restricted stock grants, which either vested or will vest in 25% annual increments, with the first 25% vesting one year from the date of grant and the remaining restricted stock vesting in equal annual installments on the anniversary date of grant over the next three years. Stock awards granted to Mr. Mangano on or after February 11, 2009 until October 27, 2010 vest 50% on the day following the second anniversary of the date of grant and 25% on each of the third and fourth anniversary of the date of grant.  Vested shares are subject to certain transferability restrictions.  The following table provides the grant date for each restricted stock award reflected above.

(3)

Footnote Reference	Grant Date
2.A	08/05/09
2.B	12/17/09
2.C	07/08/10
2.D	12/13/09
2.E	01/05/11
2.F	12/15/11
2.G	07/30/12
2.H	12/17/12
2.I	11/02/09
2.J	07/08/10
2.K	09/22/11
2.L	07/30/12

Equity Plans

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved By Security Holders	216,981	$8.84	74,355
Equity Compensation Plans Not Approved By Security Holders	4,913	$11.81	-
Total	221,894	$8.91	74,355

2006 Directors Stock Plan

The 1st Constitution Bancorp 2006 Directors Stock Plan (the “2006 Directors Plan”) was adopted by the Board of Directors of the Company on March 23, 2006 and was approved by the shareholders on May 18, 2006.  The 2006 Directors Plan is administered by the Compensation Committee, which determines the terms of each grant under the plan.

Under the 2006 Directors Plan, the Company may grant participants stock options or shares of restricted stock relating to an aggregate maximum of 71,701 shares (as adjusted) of the Company’s common stock.  Awards may be granted under the 2006 Directors Plan only to non-employee directors of the Company or directors of any of the Company’s subsidiaries or affiliates.

The exercise price of options granted under the 2006 Directors Plan must equal at least the fair market value of the Company common stock at the time of grant. The number of shares of Company common stock covered by the 2006 Directors Plan, and the amount and grant price for each award, shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

Except as otherwise determined by the Board, upon termination of service as a director during the applicable restriction period, restricted stock that is at that time subject to restrictions will be forfeited and reacquired by the Company, except that the Board may, in its sole determination, waive the restrictions or forfeiture conditions relating to restricted stock.

As of April 2, 2013, there were no options to purchase shares of Company common stock nor grants of restricted shares of Company common stock (as adjusted for all stock dividends) outstanding under the 2006 Directors Plan.

2005 Equity Incentive Plan

The 1st Constitution Bancorp 2005 Equity Incentive Plan (the “2005 Plan”) was adopted by the Board of Directors of the Company on February 17, 2005 and was approved by the shareholders on May 19, 2005.

The 2005 Plan is administered by the Compensation Committee, which determines the terms of each grant under the plan.  Under the 2005 Plan, the Company may grant participants stock options, restricted stock, or other awards determined by the Compensation Committee relating to an aggregate maximum of 451,719 shares of the Company’s common stock, as adjusted through the date hereof, subject to future adjustment. Participants are limited in any year to awards under the Plan relating to no more than 23,373 shares per type of award (that is, options, restricted stock, and other awards), plus the amount of the participant’s unused annual limit relating to the same type of award as of the close of the previous year, subject to future adjustment.

Awards may be granted under the 2005 Plan to employees of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with the Company or a subsidiary or affiliate. Non-employee directors are not eligible to participate in the 2005 Plan.

The exercise price of options granted under the 2005 Plan must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years after the date of the grant. The number of shares of Company common stock covered by the 2005 Plan, and the amount and grant price for each award, shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

As of April 2, 2013, there were 169,454 options to purchase shares of Company common stock and grants of 140,575 restricted shares of Company common stock (as adjusted for all stock dividends) outstanding under the 2005 Plan.

2000 Employee Stock Option and Restricted Stock Plan

The 2000 Employee Stock Option and Restricted Stock Plan (the “2000 Plan”) was adopted by the Board of Directors of the Company and approved by the shareholders of the Company in April 2000. Under the 2000 Plan, the Company was authorized to issue stock options for up to 626,440 shares of its common stock, as adjusted through the date hereof, subject to future adjustment to eligible employees, independent contractors, agents and consultants of the Company and its subsidiaries, but excluding non-employee directors of the Company, to aid in attracting and retaining employees, independent contractors, agents and consultants, and to closely align their interests with those of shareholders. The Company was authorized to also issue shares of Company restricted common stock under the 2000 Plan as a bonus to any employee for such consideration as determined by the committee in accordance with applicable laws.

The 2000 Plan was administered by the Compensation Committee, which determined the terms of each grant under the 2000 Plan. Under the 2000 Plan, the option price must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years after the date of the grant. The number of shares of Company common stock covered by the 2000 Plan, and the amount and option price for each outstanding option, was subject to proportionate adjustment for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

As of April 2, 2013, there were 47,527 options to purchase shares of Company common stock (as adjusted for all stock dividends) outstanding under the 2000 Plan and grants of no restricted shares of Company common stock, subject to vesting based on continued service, outstanding under the 2000 Plan.  No grants were made under the 2000 Plan during 2012.

Directors Plan

The Board of Directors of the Company adopted a Directors Stock Option and Restricted Stock Plan for non-employee directors (the “Directors Plan”) on March 23, 2006 and the Directors Plan was approved by the shareholders in May 2006. The Directors Plan provides for options to purchase a total of not more than 155,130 shares of Company common stock by non-employee directors of the Company and its subsidiaries, including the Bank. As of April 2, 2013, there were 4,913 options to purchase shares of Company common stock (as adjusted for all stock dividends) outstanding under the Directors Plan.

The Directors Plan is administered by the Compensation Committee, which determines the terms of each grant under such Directors Plan. Under the Directors Plan, the option price must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years from the date of the grant. The number of shares of Company common stock covered by the Directors Plan, and the amount and option price for each outstanding option is subject to proportionate adjustment for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Supplemental Executive Retirement Plans

The Company maintains two Supplemental Executive Retirement Plans.  The 1st Constitution Bancorp Supplemental Executive Retirement Plan was established on October 1, 2002 (“Old SERP”), and the 1st Constitution Bancorp 2005 Supplemental Executive Retirement Plan was established as of January 1, 2005 (the “New SERP” and, collectively with the Old SERP, the “SERPS”).  The SERPS provide nonqualified pension benefits to certain executives who have been appointed by the Compensation Committee.

Under the SERPS, a participant vests in his benefits at a rate of 10% for each full year of service with the Company.  Upon completing 10 years of service, a participant is 100% vested in his benefits under the SERPS.  Notwithstanding the foregoing, a participant will become 100% vested in his benefits upon his normal retirement date, death or disability while he is employed with the Company, or upon a change in control.  If a participant is terminated for cause, all of his benefits under the SERPS will be forfeited.  The Board, in its sole discretion, has the ability to accelerate the vesting of the pension benefit payable to any participant of the New SERP.

On December 21, 2006, our Board approved an amendment that had the effect of freezing the Old SERP effective as of December 31, 2004.  The Company concurrently adopted the New SERP, effective as of January 1, 2005, which is administered by our Compensation Committee.  All unvested benefit liabilities were transferred to the New SERP.  Executives employed by the Company and/or the Bank who are designated by the Compensation Committee as participants are eligible to participate in the New SERP.  At the time that the Old SERP was frozen, Mr. Mangano and Mr. Reardon were participants.  Mr. Mangano and Mr. Reardon are both fully vested in their respective benefits under the SERPS.  In connection with the SERPS, for 2012 and 2011, respectively, the Company incurred expenses of $353,705 and $398,077 for Mr. Mangano and $82,930 and $64,965 for Mr. Reardon, which amounts are not reflected in the Summary Compensation Table above.  Future participants could be added to the New SERP by future action of the Compensation Committee.

The Company’s primary rationale for freezing the Old SERP and adopting the New SERP was to make our supplemental executive retirement plan fully compliant with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).  Failure to comply with Section 409A would have resulted in adverse tax consequences for the plan’s participants.

The New SERP also increased the annual nonqualified pension benefit that certain current participants will be entitled to receive following termination of employment.  The New SERP benefit is generally equal to the participant’s final base compensation, multiplied by a multiplier percentage selected for such participant by the Committee. Benefits under the New SERP are offset by benefits accrued under the Old SERP.

A participant’s benefits under the SERPS as of his normal retirement date (65th birthday) is equal to the percentage multiplier established by the Committee for each participant times the participant’s final base compensation.  The percentage multiplier used to calculate benefits under the old SERP is 50% and 25% for Mr. Mangano and Mr. Reardon, respectively. The percentage multiplier used to calculate benefits under the New SERP is 55% and 30% for Mr. Mangano and Mr. Reardon, respectively. Final base compensation means a participant’s highest annual rate of base compensation in effect for the twelve month period prior to his termination from employment.  Bonuses, overtime pay, commissions, other extraordinary payments, reimbursements or other expense allowances, equity compensation, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits are excluded, and amounts contributed to the Company’s 401(k) plan and cafeteria plan are included in the determination of final base compensation.  Notwithstanding the foregoing, if a participant dies while employed by the Company before age 65 and before a change in control, final base compensation will be determined as of the date of death, as adjusted by 4% annual increases until age 65.

Mr. Mangano reached normal retirement age in 2010 but has not notified the Company with respect to any intention to retire.

Mr. Reardon, who is age 60, has not reached his normal retirement date.  If a participant terminates employment with the Company before his normal retirement date (for reasons other than death, death disability or a change in control), his normal retirement benefits under the SERPS will be reduced by 5% for each full and partial year that his termination date precedes his normal retirement date.  Upon a change in control, the participant’s benefit under the SERPS will be reduced by 5% for each year (or a portion thereof) by which the payment commencement date precedes his 65th birthday.

Generally, a participant elects a form of payment at the time they become eligible to participate in the SERPS.  In the event that a participant commences payment of his benefit under the SERPS at or following age 65 (or following a change of control), the participant will be entitled to a lifetime annuity with a 15-year minimum guaranteed payout period, or a lump sum that is the actuarial equivalent thereof.  For payments commencing prior to age 65 (assuming no change of control), the participant will be entitled to a 15-year guarantee payout (but without a life annuity), or a lump sum that is the actuarial equivalent thereof.

If a participant terminates employment as a result of becoming disabled, he will be entitled to an unreduced benefit commencing on his normal retirement date.  The benefit under the SERPS will be paid as a lifetime annuity with a 15-year minimum guaranteed payout period or a lump sum payment that is the actuarial equivalent thereof.

If a participant dies before payment of his benefits under the SERPS commence and while employed with the Company or after separating from service with the Company as a result of disability, his beneficiary will receive a lump sum payment equal to the actuarial equivalent of the benefits payable at the later of the participant’s normal retirement date or death.  If a participant dies after payment of his benefits under the SERPS have commenced, his beneficiary will receive a lump sum payment equal to the actuarial equivalent of the remaining benefits.

Lump sum payments are equal to the amount of the monthly annuity multiplied by a factor derived from the actuarial equivalent factors (mortality table and interest rate).  These factors are determined by the Committee and are based upon market conditions.  Currently, the mortality table being used is the RP-2000 Annuity Mortality Table and the interest rate is 6%.

Payments from the New SERP may be delayed upon a participant’s termination of employment, in accordance with Section 409A of the Internal Revenue Code.

Change in Control Payments and Benefits

As discussed in more detail in the narrative following the Summary Compensation Table of this proxy statement, the Company has entered into the employment agreements with Mr. Mangano which contain change in control provisions.  Additionally, we have a written change of control agreement with Mr. Reardon.  Under these agreements, these executives are entitled to certain payments and benefits upon the occurrence of certain triggering events that result in the executive’s termination.

Mr. Mangano’s 2010 Employment Agreement provides for a lump-sum payment and other benefits to Mr. Mangano if he is terminated within 12 months after a change in control for reasons other than for cause, death or disability or if Mr. Mangano terminates his employment for any reason.  Mr. Mangano’s 2010 Employment Agreement also provides for the payment of a lump-sum payment and other benefits to Mr. Mangano if he is terminated other than for cause or quits for “good reason.”

Mr. Reardon’s change of control agreement provides for the continued payment of his base salary for a period of 18 months if he is terminated within 18 months after a change in control for reasons other than for cause, death, disability or retirement or if Mr. Reardon terminates his employment for good reason.   In addition, the vesting schedule of Mr. Reardon’s benefits under the SERPS will accelerate to provide immediate and full vesting upon a change in control.

Also, under the terms of the 2005 Plan, occurrence of a change in control (as defined in the 2005 Plan) results in immediate acceleration of vesting and exercisability of unvested stock options, and accelerated vesting of restricted stock awards, even if termination of employment has not occurred. This “single trigger” acceleration assures the named executive officers that we cannot claim that the option or restricted stock award expired on termination of employment.

Our named executive officers are not generally entitled to receive any incremental payments or benefits if the officer voluntarily initiates the termination of employment with the Company.

We have these agreements with our named executive officers because we want to retain their services in case a change in control becomes a possibility. Often when this happens, executives become distracted by personal concerns about how they will be affected by the change. Our agreements provide financial security in the face of a possible major event requiring our named executive officers’ concentrated efforts.

With this in mind, we have structured the occurrence of a change in control in Mr. Mangano’s 2010 Employment Agreement, Mr. Reardon’s change of control agreement and Mr. Reardon’s New SERP using a very broad definition of that term. The events defined in the agreement as changes of control are as follows:

•
Outsider stock accumulation. Under Mr. Mangano’s 2010 Employment Agreement, a change in control is generally deemed to occur if a person or business entity acquires more than 35% of our common stock.  Under Mr. Reardon’s New SERP, a change in control is generally deemed to occur if a person or business entity acquires 50% or more of our common stock.

•
Outsider tender/exchange offer. Under Mr. Mangano’s 2010 Employment Agreement, a change in control is generally deemed to occur upon the first purchase of our common stock made under a tender offer or exchange offer by a person or entity that is not our “affiliate.”  This does not apply to Mr. Reardon’s change of control agreement or his New SERP.

•
Business combination transaction. Under Mr. Mangano’s 2010 Employment Agreement, a change in control is generally deemed to occur if our shareholders approve a merger or consolidation with another company, other than a merger or consolidation where the Company is the surviving entity, and the merger or consolidation does not result in the reclassification or reorganization of shares or change the composition of the Board, other than the addition of not more than three additional directors.  Under Mr. Reardon’s change of control agreement, a change in control is generally deemed to occur if we complete a merger or consolidation, or a binding share exchange involving the Company’s securities, other than any transaction where the Company’s securities would represent at least 66 2/3% of the voting securities of the surviving entity.  Under Mr. Reardon’s New SERP, a change in control is generally deemed to occur if we complete a merger or consolidation, or a binding share exchange involving the Company’s securities, other than any transaction where the Company’s securities would represent at least 50% of the voting securities of the surviving entity.

•	Asset sale. A change in control is generally deemed to occur if our shareholders approve a sale or disposition of all or substantially all of our assets, or those of our banking subsidiary.

•	Dissolution/Liquidation. A change in control is generally deemed to occur if we adopt a plan of dissolution or liquidation.

•
Board turnover. A change in control is generally deemed to occur if we experience a substantial and rapid turnover in the membership of our Board of Directors. This means that changes in Board membership occurring within any period of 2 consecutive years result in, under Mr. Mangano’s 2010 Employment Agreement, two-thirds (2/3) of our Board members not being “continuing directors,” and under Mr. Reardon’s change of control agreement and his New SERP, a majority of our Board members not being continuing directors.  A “continuing director” is a Board member who was serving as such at the beginning of the 2-year period, or one who was nominated or elected by the vote of at least 2/3 of the “continuing directors” who were serving at the time of his/her nomination or election.

•
Controlling influence.  A change in control is generally deemed to occur if under Mr. Mangano’s 2010 Employment Agreement, any person or group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act exercises a controlling influence over the management or policies of the Company.  This does not apply to Mr. Reardon’s change of control agreement or his New SERP.

•
Control of election.  A change in control is generally deemed to occur under Mr. Mangano’s 2010 Employment Agreement if any person acquires either directly or indirectly control over the election of a majority of the Company’s directors.  This does not apply to Mr. Reardon’s change of control agreement or his New SERP.

 “Cause” for termination of a named executive officer’s employment means a conviction of a felony or a lesser criminal offense involving moral turpitude, the willful commission of an act that, in the Board’s judgment causes or will likely cause substantial economic damage to the Company or injury to the business reputation of the Company, the commission of an act of fraud in the performance of the named executive officer’s duties, a failure by the named executive officer to perform employment duties, or an order of a federal or state regulatory agency or court of competent jurisdiction requiring the termination of the employment of the named executive officer.

Under Mr. Mangano’s 2010 Employment Agreement, “good reason” includes any of the following actions by us:

•	We materially reduce Mr. Mangano’s responsibilities or authority (including reporting responsibilities);

•	We materially reduce Mr. Mangano’s base salary or benefits; or

•	We materially breach Mr. Mangano’s 2010 Employment Agreement and that breach is not cured within 30 days after he notifies the Company of the breach.

•	We require Mr. Mangano to change the location at which he must perform his services to the Company; or

•	We assign Mr. Mangano duties and responsibilities that constitute a material diminution as compared to those previously assigned to him.

For Mr. Reardon, “good reason” means any of the following actions by us:

•	We significantly reduce Mr. Reardon’s authority or responsibility;

•	We assign Mr. Reardon duties that are materially different or require a significant increase in travel;

•	We reduce Mr. Reardon’s base salary or fail to grant reasonable increases in base salary;

•	We relocate the Company’s principal offices to a location outside the State of New Jersey; or

•	A successor to the Company fails to assume the agreement.

Under Mr. Mangano’s 2010 Employment Agreement, if Mr. Mangano is terminated without cause, or quits for any reason, within 12 months after a change in control, Mr. Mangano becomes entitled to a benefit of a lump sum amount equal to three times the aggregate of his then base salary plus a projected annual cash bonus, to be paid in one lump sum within 10 days after termination, except that such payment may be delayed until the first day of the seventh month after termination, as may be required by Section 409A of the Internal Revenue Code.

Under Mr. Mangano’s 2010 Employment Agreement, if Mr. Mangano is terminated without cause, or quits for good reason, other than in the 12-month period following a change in control, Mr. Mangano becomes entitled to a benefit equal to double the aggregate of his base salary plus any appropriate cash bonus on an annual basis at the rate then in effect.  Under Mr. Mangano’s 2010 Employment Agreement, this amount is payable in one lump sum within 10 days after the termination, except that such payment may be delayed until the first day of the seventh month after termination, as may be required by Section 409A of the Internal Revenue Code.

In the event that any severance payments would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Mangano as a result of such excise tax, Mr. Mangano will be entitled to receive a gross-up to offset any such amounts.  This is an additional payment by us to the named executive officer to offset the excise tax the named executive officer has to pay, as well as any tax on the “gross-up” payment itself.

Under Mr. Reardon’s change of control agreement, if he is terminated without cause, or quits for good reason, within 18 months after a change in control, Mr. Reardon becomes entitled to a benefit amount of 18 monthly payments equal to one-twelfth of his highest base salary that he received in the 12 months prior to such termination.  If payments under Mr. Reardon’s change of control agreement would not be deductible in whole or in part under Section 280G or 162(m) of the Internal Revenue Code, or any combination thereof, such payments will be reduced until the payments are either fully deductible or are reduced to zero.

Mr. Reardon’s benefits under the SERPS will immediately and fully vest, to the extent they have not already vested, upon a change in control.  Under the terms of the SERPS, Mr. Reardon earns the right to an annual nonqualified pension benefit to be paid following termination of employment, subject to a vesting schedule. Mr. Reardon’s SERPS benefit is generally equal to his final base compensation, multiplied by a multiplier of 30%. Final base compensation is generally equal to Mr. Reardon’s highest annual rate of base compensation in effect during the twelve month period prior to termination of employment. In the event that Mr. Reardon, who is currently age 60, terminates employment prior to age 65 (for reasons other than disability, death or change in control, then the SERPS benefit is reduced by 5% for each full or partial year by which the Mr. Reardon’s termination date precedes his attainment of age 65.

CERTAIN TRANSACTIONS WITH MANAGEMENT

Transactions with Related Persons

The Company, through its subsidiary, the Bank, has made loans to its directors and executive officers and their associates and, assuming continued compliance with generally applicable credit standards, it expects to continue to make such loans. All of these loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2012 and 2011, the Bank had total loans and loan commitments outstanding to directors and executive officers and their affiliates of $3,256,734 and $3,077,361, respectively, or approximately 5.0% and 5.6% of total shareholder’s equity, respectively, at such dates.  As of December 31, 2012 and 2011, no director or executive officer of the Company or their affiliates was in default under any loan transaction with the Company or the Bank.

The Board has determined that other than the transactions described in the preceding paragraph, no transactions occurred since the beginning of 2011 involving any director, director nominee or executive officer of the Company, any known 5% shareholder of the Company or any immediate family member of any of the foregoing persons (together “related persons”) that would require disclosure as a “related person transaction”.

SHAREHOLDER PROPOSALS

New Jersey corporate law requires that the notice of shareholders’ meeting (for either a regular or special meeting) specify the purpose or purposes of the meeting. Thus any substantive proposal, including shareholder proposals, must be referred to in the Company’s notice of shareholders’ meeting for the proposal to be properly considered at a shareholders’ meeting.

Proposals of shareholders which are eligible under the rules of the Securities and Exchange Commission to be included in the Company’s 2014 proxy materials must be received by the Corporate Secretary of the Company no later than December 13, 2013.

If the Company changes the date of its 2014 annual meeting of shareholders to a date more than 30 days from the anniversary of the date of its 2013 Annual Meeting, then the deadline for submission of shareholder proposals will be changed to a reasonable time before the Company begins to print and mail its proxy materials. If the Company changes the date of its annual meeting in a manner that alters the deadline, the Company will so state under Part II, Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change, or will notify its shareholders by another reasonable method.

Under our bylaws, written notice of shareholder nominations to the Board of Directors must be delivered to the Company’s Secretary not less than 90 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. Accordingly, any shareholder who wishes to have a nomination considered at the 2014 annual meeting of shareholders must deliver a written notice (containing the information specified in our bylaws regarding the shareholder and the proposed action) to the Company’s Secretary by February 21, 2014.

OTHER MATTERS

As of the date of this proxy statement, the Board is not aware of any other matters that may come before the Annual Meeting. However, in the event such other matters come before the meeting, the persons named on the white proxy card will have the discretion to vote on those matters using their best judgment.

Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board, and return it in the enclosed envelope.

By Order of the Board of Directors

ROBERT F. MANGANO
President and Chief Executive Officer

A copy of the annual report to shareholders for the fiscal year ended December 31, 2012 accompanies this proxy statement.  The annual report is a combined report with the Company’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2012 filed with the Securities and Exchange Commission.  The Company will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee, upon receipt of a request addressed to the Corporate Secretary, 1st Constitution Bancorp, 2650 Route 130 North, Cranbury, New Jersey 08512.

1ST CONSTITUTION BANCORP

Proxy Solicited on Behalf of the Board of Directors
for the Annual Meeting of Shareholders on May 23, 2013

The undersigned hereby appoints Robert F. Mangano and Joseph M. Reardon and each of them, with full power of substitution, as attorneys and proxies for the undersigned, to attend the 2013 Annual Meeting of Shareholders of 1st Constitution Bancorp (the “Company”), to be held at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey, on May 23, 2013, at 3:00 p.m. Eastern Time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.	The election of the following nominee as director of the Company: William M. Rue		For ☐	Withhold ☐

	The election of the following nominee as director of the Company: Frank E. Walsh, III		For ☐	Withhold ☐

2.	The adoption of the 1st Constitution Bancorp 2013 Equity Incentive Plan.		For ☐	Against ☐	Abstain ☐

3.	To conduct an advisory vote on executive compensation.		For ☐	Against ☐	Abstain ☐

4.	To conduct an advisory vote on the frequency of holding future advisory votes on executive compensation.	1 Yr ☐	2 Yr ☐	3 Yr ☐	Abstain ☐

5.	The ratification of the selection of ParenteBeard LLC as independent registered public accounting firm of the Company for the Company’s 2013 fiscal year.		For ☐	Against ☐	Abstain ☐

6.	In their discretion, on the conduct of other business if properly raised.

If this proxy is properly signed and is not revoked, the proxies will vote as specified herein or, if a choice is not specified, they will vote “FOR” the nominees listed in Item 1, “FOR” the proposals set forth in Items 2, 3, and 5, 1 YEAR for Item 4, and in their discretion on the conduct of other business if properly raised.

This proxy is solicited by the Board of Directors of the Company.

Please sign exactly as your names appear hereon, indicating, where proper, official position or representative capacity.

Date: , 2013

(Signatures)

Appendix A

1ST CONSTITUTION BANCORP

2013 EQUITY INCENTIVE PLAN

i

ii

1.            Purpose.              The purpose of this 2013 Equity Incentive Plan (the “Plan”) is to aid 1st Constitution Bancorp, a New Jersey corporation (the “Company”), in attracting, retaining, motivating and rewarding employees and other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions, to reward achievement of Company goals, and to promote the creation of long-term value for shareholders by closely aligning the interests of Participants with those of shareholders.  To achieve these objectives, the Plan provides for the granting of Options (both Incentive Stock Options and Nonqualified Stock Options), Restricted Stock, Restricted Stock Units, SARs and, subject to certain limitations, Other Awards.

2.             Definitions.          In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)           “Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and applicable rulings and regulations thereunder

(b)           “Award” means any Option, Restricted Stock, Restricted Stock Unit, SAR or Other Award,  together with any related right or interest, granted to a Participant under the Plan.

(c)           “Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant’s Award upon such Participant’s death, except that a Participant’s prior Beneficiary designation of his or her spouse as Beneficiary will be automatically revoked upon such Participant’s divorce, unless the designation is specifically reaffirmed in writing to the Committee following such divorce.

(d)           “Board” means the Company’s Board of Directors.

(e)           “Change in Control” and related terms have the meanings specified in Section 8.

(f)           “Code” means the Internal Revenue Code of 1986, as amended.  References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

(g)           “Committee” means a committee selected by the Board to administer the Plan, and shall consist of two or more Qualified Members.

(h)           “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 10(d).

(i)            “Effective Date” means the effective date specified in Section 10(e).

(j)            “Eligible Person” has the meaning specified in Section 5(a).

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(k)           “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee.  Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall be determined as follows:  (i) the closing price reported on the date in question on the principal national securities exchange or nationally recognized automated quotation system on which the Stock is then listed for trading or in the event that there are no Stock transactions reported on such exchange or system on such date, the closing price on the immediately preceding date on which Stock transactions were so reported; (ii)  if the Stock is principally listed in an over-the-counter market on the date in question, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Stock on such date, or on the immediately preceding date on which Stock transactions were so reported; or (iii) if the Stock is not listed on such an exchange, system or market on the date in question, the price as determined in good faith by the Committee.   In all instances, with respect to ISOs, Fair Market Value shall be determined in accordance with the rules in effect under Section 422 of the Code, and with respect to NQSOs and stock appreciation rights, Fair Market Value shall be determined in accordance with the rules in effect under Section 409A of the Code.

(l)            “Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto and qualifying thereunder.

(m)           “Nasdaq” means The Nasdaq Stock Market, Inc.

(n)           “Nonqualified Stock Option” or “NQSO” means either (i) any Option, when granted, that is not an Incentive Stock Option, or (ii) an Incentive Stock Option which, at or subsequent to grant, ceases to qualify as an Incentive Stock Option because of a failure to satisfy the requirements of Section 422 of the Code or any successor provision thereto.

(o)           “Option” means a right, granted to a Participant under Section 6(b), to purchase Stock at a specified price during specified time periods.

(p)           “Other Awards” means Awards granted to a Participant under Section 6(e).

(q)           “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(r)            “Qualified Member” means a member of the Committee who is (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3), and (ii) an “outside director” within the meaning of Regulation 1.162-27 under Section 162(m) of the Code, and (iii) an “independent director” within the meaning of Nasdaq Listing Rule 5605(a)(2) and, if applicable to the Company, Nasdaq Listing Rule 5605(d)(2), or the then applicable rules of the principle market where the Stock is then traded.

(s)           “Restricted Stock” means Stock granted to a Participant under Section 6(c) which is subject to certain restrictions and to a risk of forfeiture.

(t)            “Restricted Stock Unit means a Participant’s right, granted under Section 6(c), to receive one share of Stock (or the cash equivalent), subject to certain restrictions and to a risk of forfeiture, at the end of such restricted period.

(u)           “Rule l6b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated under the Act.

(v)           “Stock” means the Company’s Common Stock.

(w)           “Stock Appreciation Right” or “SAR” means rights granted to a Participant under Section 6(d).

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3.             Administration.

(a)           Authority of the Committee.  The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards; to establish the terms, conditions, restrictions and other provisions of Awards; to cancel or suspend Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 10(b) and other persons claiming rights from or through a Participant, and shareholders.

(b)           Manner of Exercise of Committee Authority.  Each member of the Committee must be a Qualified Member at all times.  In the event that any Committee member ceases to qualify as a Qualified Member, then without further action required, he or she shall no longer be a member of the Committee.  The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not (i) result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Act in respect of the Company, (ii) cause Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code to fail to so qualify, or (iii) violate Nasdaq rules, or the then applicable rules of the principle market where the Stock is then traded.

(c)           Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.             Stock Subject to the Plan.

(a)           Overall Number of Shares Available for Delivery.  Subject to adjustment as provided in Section 10(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 369,000; provided, however, that the total number of shares of Stock which may be issued and delivered in connection with Awards that are granted as ISOs is limited to 200,000, subject to adjustment as provided in Section 10(c).  Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares, or partly out of each, as shall be determined by the Board.

(b)           Share Counting Rules.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares actually delivered differs from the number of shares previously counted in connection with an Award.  Shares subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will again be available for Awards.  This Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

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5.             Participants.

(a)           Eligibility.        Awards may be granted under the Plan only to Eligible Persons.  For purposes of the Plan, an “Eligible Person” means an employee of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate.  Non-employee directors shall not be eligible to participate in the Plan.  An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan, if so determined by the Committee.  For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee.

(b)           Per-Person Award Limitations.  In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code under each of Section 6(b), 6(c), 6(d) or 6(e) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection). Subject to Section 4(a), a Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 100,000 shares, subject to adjustment as provided in Section 10(c).

6.             Specific Terms of Awards.

(a)           General.   Awards may be granted on the terms and conditions set forth in this Section 6.   In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award.  The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan.  The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the New Jersey Business Corporation Act, and may otherwise require payment of consideration for an Award except as limited by the Plan.  In any and all events, it is intended that all Awards granted hereunder will be compliant with (or exempt from) the terms and conditions of Section 409A of the Code, to the extent applicable, and the Awards shall be interpreted and administered accordingly.

(b)           Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)           Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and NQSOs) shall be determined by the Committee; provided, however, that such exercise price with respect to all Options shall in no event be less than the Fair Market Value of a share of Stock on the date of grant of such Option.

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(ii)          Option Term;  Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any Option exceed a period of ten years from the date of grant.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, other property (including notes and other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), on such other terms and conditions as may be acceptable to the Committee, or any combination of the foregoing, and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants.  To the extent the Option exercise price may be paid in Stock as provided above, Stock delivered by the Participant may be (i) Stock which was received by the Participant upon exercise of one or more ISOs, but only if such Stock has been held by the Participant for at least the greater of (a) two years from the date the ISOs were granted or (b) one year after the transfer of Stock to the Participant, or (ii) Stock which was received by the Participant upon exercise of one or more NQSOs, but only if such Stock has been held by the Participant for at least six months.

(iii)         ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the Effective Date. Each Participant may be granted ISOs only to the extent that, in the aggregate under the Plan and all incentive stock option plans of the Company or any subsidiary or affiliate, such ISOs (absent acceleration of exercisability) do not become exercisable for the first time by such Participant during any calendar year in a manner which would entitle the Participant to purchase more than $100,000 in Fair Market Value of Stock in that year (with such Fair Market Value determined as of the time of grant of the ISO). Any Options granted to a Participant in excess of such amount will be granted as NQSOs. Any ISOs granted to a Participant who is a 10% owner of the Company must have an exercise price of at least 110% of the Fair Market Value of the Stock at the date of grant, and must expire no later than five years from the date of grant.

(iv)         Other Conditions.  The receipt, transfer or exercise of all Options shall be subject to taxation under Section 83 of the Code, and no Option shall include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the Option or disposition of the Stock acquired upon exercise of the Option.

(c)           Restricted Stock and Restricted Stock Units. The Committee is authorized to grant Restricted Stock and Restricted Stock Units to Participants on the following terms and conditions:

(i)           Vesting.  Restricted Stock and Restricted Stock Units will vest over such period as is determined by the Committee, except that the Committee may provide for earlier vesting in the event of a Participant’s death, disability, or retirement, or in the event of a Change in Control or other special circumstances.

(ii)          Restrictions. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.  Restrictions on Restricted Stock and Restricted Stock Units may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter.  Delivery of Stock (or cash equivalent) in connection with the lapse of restrictions with respect to Restricted Stock Units shall occur at such times (which need not be at the time of the lapse of restrictions) as the Committee shall determine.  Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee (and further subject to the provisions of subsection (v) below)).  In the case of Restricted Stock Units, no shares of Stock shall be issued at the time an Award is made, and the Company shall not be required to set aside a fund for the payment of such Award.

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(iii)         Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock and Restricted Stock Units that are at that time subject to restrictions shall be forfeited and, in the case of Restricted Stock, reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iv)         Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.  With respect to Restricted Stock Units, settlement shall be made in Stock, cash, or a combination of the two, as determined by the Committee.

(v)          Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates.  With respect to Restricted Stock Units, the Committee shall determine whether the Restricted Stock Unit Award will be credited with dividends paid on Stock during the restricted period.  Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property relates.

(d)           Stock Appreciation Rights.  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)           Exercise Price.  SARs will be denominated with an exercise price at least equal to Fair Market Value of a share of Stock as of the date of grant.  SARs may be granted in tandem with an Option, or may be granted on a freestanding basis.  Upon exercise of an SAR, the Participant will be entitled to payment of the positive difference in value between the exercise price and the Fair Market Value of a share of Stock on the date of exercise.

(ii)          SAR Term;  Time and Method of Exercise, Other Conditions. The Committee shall determine the term of each SAR, provided that in no event shall the term exceed a period of ten years from the date of grant.  The Committee shall determine the time or times at which or the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which the SAR may be settled, including, without limitation, cash or Stock, and all other terms and conditions of the SAR.

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(e)            Other Awards. The Committee is authorized to grant such Other Awards to Participants as the Committee in its discretion may determine; provided, however, such Other Awards shall comply with applicable federal and state securities laws, the Code and the Nasdaq rules, or the then applicable rules of the principle market where the Stock is then traded.  In any and all events, it is intended that all Other Awards granted hereunder will be compliant with the terms and conditions of Section 409A of the Code, to the extent applicable.  The Committee shall determine the terms, conditions, restrictions and other provisions of such Other Awards.

7.             Certain Provisions Applicable to Awards.

(a)            Form and Timing of Payment under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property and may be made in it single payment or transfer, in installments, or on a deferred basis.  The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, as determined under the applicable grant agreements. Installment or deferred payments may be required by the Committee (subject to Section 10(f)) or permitted at the election of the Participant on terms and conditions established by the Committee.  Payments may include, without limitation, provisions for the payment or crediting of reasonable interest or installment or deferred payments or the grant or crediting of other amounts in respect of installment or deferred payments denominated in Stock.  Notwithstanding the above paragraph 7(a), it is intended that all deferred payments will be compliant with (or exempt from) Section 409A of the Code, and will be administered accordingly.

(b)           Exemptions from Section 16(b) Liability.  With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner intended to ensure that each transaction with respect to such a Participant qualifies for the exemption from Section 16(b) available under Rule 16b-3 or otherwise is not subject to liability under Section 16(b)).  The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award in order to avoid a Participant who is subject to Section 16 of the Act incurring liability under Section 16(b).

8.             Change in Control.

(a)           Effect of Change in Control on Awards.  Unless otherwise provided by the Committee in the Award document, in the event of a Change in Control the following provisions shall apply to Awards:

(i)           All non-forfeited Options, SARs and Awards carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject to applicable restrictions set forth in Section 10(a); and

(ii)          All Restricted Stock, Restricted Stock Units and Awards subject to risk of forfeiture shall become fully vested, subject to applicable restrictions set forth in Section 10(a); and

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(iii)         The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.  Notwithstanding anything to the contrary herein, with respect to a Restricted Stock Unit or Other Award, in the event that a Change in Control occurs which is not a change in control as determined under Section 409A of the Code, then such Change in Control shall in no event cause an acceleration of the payment date of such award, except to the extent that Section 409A would permit such an acceleration.

(b)           Definition of Change in Control.  Change in Control shall mean any of the following events occurring after the Effective Date:

(i)          the acquisition by any person, directly or indirectly, of beneficial ownership or power to vote more than thirty-five percent (35%) of the Company’s voting securities;

(ii)         during any period of two consecutive years, individuals who at the beginning of such two-year period constitute the Board (the “Continuing Directors”) cease for any reason to constitute at least two-thirds (2/3) thereof; provided that, any individual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then in office shall be considered a Continuing Director;

(iii)        the consummation of a merger or consolidation (or similar transaction) of the Company with or into another company (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(iv)        the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets; or

(v)         upon approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

The term “person” as used above means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein, or a person or persons acting as a group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Act (other than the Company or any trustee or other fiduciary holding securities under any employee benefit plan of the Company).  Any other provision hereof to the contrary notwithstanding, no Change of Control shall be deemed to have occurred for purposes of the Plan as a result of any offering registered with the Securities and Exchange Commission of stock to the Company’s shareholders and/or other investors or other offering conducted by the Company to meet regulatory capital requirements at the demand of a bank regulatory authority.

(c)            Definition of Change in Control Price. The Change in Control Price means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction or series of transactions related to a Change in Control, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding  the Change in Control, provided, however, that the Change in Control Price shall not exceed the Fair Market Value of a share of Stock at the time of exercise as determined in accordance Section 409A of the Code.

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9.             Forfeiture.

(a)           Additional Award Forfeiture Provisions.  In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award (including pursuant to any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Act), a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

(b)           Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

10.           General Provisions.

(a)            Compliance with Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)           Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933, as amended, specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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(c)           Adjustments and Cash-Outs.  In the event that the Company shall at any time change the number of issued shares without new consideration to the Company  (including,  but not limited to, through any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan), then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number of shares of Stock that may be issued under the Plan; (ii) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (iii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iv) the total number of shares of Stock which may be issued and delivered in connection with awards that are granted as ISOs under Section 4(a), (v) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (vi) the exercise or purchase price relating to any outstanding Option, SAR or Other Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option.  Notwithstanding any term to the contrary in this Plan or in the terms of any Award granted hereunder, the Committee is specifically authorized (but not obligated) to terminate and distribute the cash value of any Award to a Participant and/or Beneficiary in the event that the Company undergoes a merger, consolidation, acquisition, sale of all or substantially all assets, or other similar corporate event, if following such transaction the Company will no longer be filing reports with the Securities and Exchange Commission under Section 12 of the Act, or if all or substantially all Shares of the Company will be held by an entity or its affiliates, or in any such similar event as the Committee deems prudent.

(d)           Tax Provisions.

(i)           Withholding.  The Company and any subsidiary or affiliate are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee.  Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

(ii)          Required Notification of Section 83(b) Election. In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(iii)         Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.  If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

(iv)        Compliance with Section 162(m) of the Code.  It is the intent of the Company that Options and SARs granted to Covered Employees shall constitute qualified “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award.  Accordingly, the definition of Covered Employee shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder.  The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year.

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(v)         Section 409A Compliance.  The Plan is intended to be administered and interpreted in a manner consistent with the requirements, where applicable, of Section 409A of the Code.  Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such Section 409A.  To that end, and without limiting the generality of the foregoing, unless otherwise expressly provided herein or in any Award agreement, any amount payable or Stock distributable hereunder in connection with an Award (including upon the satisfaction of any applicable performance criteria) shall be paid not later than two and one-half months (or such other time as is required to cause such amounts not to be treated as deferred compensation under Section 409A of the Code) following the end of the taxable year of the Company or the Participant in which the Participant’s rights with respect to the corresponding Award (or portion thereof) ceased to be subject to a substantial risk of forfeiture.  Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries or transferees.

(e)            Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the shareholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company cast in person or by proxy and entitled to vote on the subject matter at a duly held meeting of shareholders at which a quorum is present.  Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan, except that no ISOs may be granted hereunder more than ten years following the date of its adoption or approval by the shareholders of the Company, whichever occurs first.

(f)             Changes to the Plan.  The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s shareholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to shareholders for approval and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award, unless such action is deemed necessary in order to achieve compliance with tax or securities laws or regulations.  Subject to Section 10(c) hereof, the Committee may not, without obtaining shareholder approval: (i) amend the terms of outstanding Options, SARs or Other Awards to reduce the exercise price of such outstanding Options, SARs or Other Awards; (ii) cancel outstanding Options, SARs or Other Awards in exchange for Options, SARs or Other Awards with an exercise price that is less than the exercise price of the original Options, SARs or Other Awards; or (iii) cancel outstanding Options, SARs or Other Awards with an exercise price above the current Stock price in exchange for cash or other securities.

(g)            Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the Code, and such other arrangements may be either applicable generally or only in specific cases.

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(h)            Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of New Jersey, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(i)             Limitation on Rights Conferred under the Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(j)             Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, however, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

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Appendix B

1st CONSTITUTION BANCORP.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring: (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditor, and (4) the compliance by the Company with legal and regulatory requirements.  The term “Company” as used herein means 1st Constitution Bancorp.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq and applicable federal law.  At least one member of the Audit Committee shall qualify as a “financial expert” in accordance with applicable SEC rules.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Company’s Nominating Committee.  One of the members shall be appointed Audit Committee Chairperson by the Board of Directors.  Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

The Audit Committee is to serve as a focal point for communication among non-committee directors, the independent auditor, internal auditor and the Company's management, as their duties relate to financial accounting, reporting and internal controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies, internal, financial and operating controls, ensuring adequate policies, practices and procedures to properly safeguard the security of the Company’s physical assets and personnel, standards of corporate conduct and performance, reporting practices of the Company and the sufficiency of auditing relative thereto. It is to be the Board's principal agent in assuring the independence and adequacy of the Company's independent auditor and internal audit department, the integrity of the Company's management and the adequacy of disclosure to shareholders.

The Audit Committee shall have the sole authority to appoint or replace the independent auditor and shall have principal responsibility on the behalf of the Board for the oversight of the independent auditor.  The Audit Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditor.  The Audit Committee shall consult with management but shall not delegate these responsibilities.

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may when appropriate delegate authority to one or more of its members or to one or more subcommittees.

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The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend meetings of the Committee or to meet with any members of or advisors or consultants to the Committee. The Audit Committee shall meet with management, with the internal auditors and with the independent auditor in separate executive sessions at least quarterly.

The Audit Committee shall provide regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and with the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.
Review and discuss with management and with the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.
Discuss with management and with the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting policies and practices, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

4.
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as prospective financial information and earnings guidance provided to analysts and rating agencies.

5.	Discuss with management and the independent auditor the effect on the Company’s financial statements of regulatory and accounting initiatives as well as any off-balance sheet structures.

6.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

(a)	the adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

(b)	the management letter provided by the independent auditor and the Company’s response to that letter.

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(c)
any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Oversight of the Company’s Relationship with the Independent Auditor

1.	Review the experience and qualifications of the senior members of the independent auditor team.

2.
Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality control procedures, (b) any material issues raised by the most recent quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

3.	Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm on a regular basis.

4.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

5.	Discuss with the independent auditor any issues on which the national office of the independent auditor has been consulted by the independent auditor’s audit team.

6.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

1.	Periodically review the functions, responsibility and performance of the internal auditing team.

2.	Review significant reports to management prepared by the internal auditing department and management’s responses.

3.	Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

1.	Obtain from the independent auditor assurance that Section 10A (“Audit Requirements”) of the Securities Exchange Act of 1934 has not been implicated.

2.
Obtain reports from management, the Company’s internal auditing team and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and with the Company’s code of business conduct and ethics.

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3.	Review and, if appropriate, approve all material transactions with affiliated entities or other related parties or persons.

4.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

5.	Discuss with the Company’s legal counsel any legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Procedures For Employee And Other
Third Party Complaints And Inquiries

The Audit Committee is responsible for establishing, and periodically reviewing, procedures for:

(1)           the receipt, retention and treatment of any complaints received by the Company or its subsidiaries concerning any accounting, internal controls, or auditing matters; and

(2)           the submission by any Company employee of any claims or concerns regarding questionable accounting or auditing matters.

The Audit Committee will work with the Company’s internal audit staff in developing these procedures.  The Company’s internal audit staff and the senior financial staff will be responsible for insuring that any material claim or other communication concerning the foregoing matters is brought to the attention of the Chairperson of the Audit Committee.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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Appendix C

1ST CONSTITUTION BANCORP

COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee is appointed by the Board of Directors (the “Board”) of 1ST Constitution Bancorp (the “Company”) to assist the Board with respect to the compensation of the Company’s officers and its outside directors. The Committee has overall responsibility for evaluating and approving salary, incentive compensation and equity compensation for the Chief Executive Officer of the Company (“CEO”) and the other officers of the Company and for evaluating and recommending to the full Board the compensation levels of non-employee directors of the Company.

The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s annual proxy statement.

Committee Membership

The Compensation Committee shall consist of no fewer than three members, all of whom shall be non-management directors. The Committee shall undertake reasonable efforts to confirm to the Board that at least two members of the Committee shall meet the independence requirements of the Nasdaq National Market System, the “non-employee director” standard of Rule 16b-3 of the Securities Exchange Act of 1934 and the “outside director” standard of Section 162(m) of the Internal Revenue Code.

The members of the Compensation Committee shall be appointed and replaced by the Board.

Committee Authority and Responsibilities

1.
The Compensation Committee shall have the sole authority to retain any compensation consultant to be used by the Committee to assist it in the evaluation of officer and outside director compensation levels, and the Committee shall have the sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2.
The Compensation Committee shall annually review and approve for the CEO and the other officers of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) any long-term incentive opportunity level, (d) equity compensation awards and (e) any other special compensation.

3.
The Compensation Committee shall regularly review and recommend to the Board the compensation of non-employee directors for their service on the Board and on Committees of the Board, including any additional compensation for chairpersons.

4.	The Compensation Committee may when appropriate delegate authority to one or more members or to one or more subcommittees established by the Committee.

5.	The Compensation Committee shall make regular reports to the Board.

6.	The Compensation Committee shall review and reassess the adequacy of this charter annually and recommend to the Board any proposed changes.

7.	The Compensation Committee shall annually review its own performance and report to the Board.

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Appendix D

1ST CONSTITUTION BANCORP

Nominating Committee Charter

Purpose

The Nominating Committee (the “Committee”) of 1st Constitution Bancorp (the “Company”) is appointed by the Board of Directors of the Company (the “Board”):

(1)
to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board, consistent with the criteria set forth in the Company’s Corporate Governance Guidelines, the director nominees for the next annual meeting of shareholders and directors to fill any vacancies between annual meetings;

(2)	to develop and recommend to the Board the corporate governance guidelines applicable to the Company;

(3)	to lead the Board in its annual review of the Board’s performance;

(4)	to recommend to the Board director nominees for each Board committee; and

(5)	to review and revise as necessary the Company’s Code of Business Conduct and Ethics.

Committee Membership

The Committee shall consist of no fewer than three members. The members of Committee shall meet the Nasdaq independence requirements.

The members of the Committee shall be appointed and replaced by the Board.

Committee Authority and Responsibilities

1.
The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors without the requirement to consult management.

2.	The Committee shall actively seek and identify individuals qualified to become Board members for recommendation to the Board when vacancies occur in the Board.

3.
The Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

4.	The Committee shall review and reassess the adequacy of the Company’s Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

5.	The Committee may form and delegate authority to subcommittees when appropriate.

6.	The Committee shall make regular reports to the Board.

7.	The Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

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